Lincoln Statistical Report

......................................Fourth Q U A R T E R...............

                        2006

The financial data in this document is dated February 6, 2007 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Fourth Quarter
2006

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-11
Consolidated Balance Sheet	12
Balance Sheet Data - Segment Highlights	13

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	14
Operational Data	15
Account Value Roll Forward	16
Individual Annuities
Income Statements & Operational Data	17
Account Value Roll Forward	18
Account Values	19

Employer Markets
Defined Contribution
Income Statements & Operational Data	20
Account Value Roll Forward	21
Supplemental Data	22
Executive Benefits
Income Statements & Operational Data	23
Account Value Roll Forward and Supplemental Data	24
Group Protection
Income Statements & Operational Data	25
Supplemental Data	26

Investment Management
Income Statements	27
Assets Under Management Roll Forward	28

Lincoln UK
Income Statements	29
Operational Data	30

Lincoln Financial Media	31

Other Operations	31

Domestic Deposits / Account Balances / Net Flows	32

Investment Data
Assets Managed	33
Other Investment Data	34

12/31/2006	ii
NOTES

On April 3, 2006, LNC completed its previously announced merger with Jefferson Pilot Corporation ("JP"). Beginning with the second quarter of 2006, we are reporting results through the following segments: Individual Markets - Annuities, Individual Markets - Life Insurance, Employer markets - Retirement Products, Employer Markets - Group Protection, Investment Management, Lincoln UK and Lincoln Financial Media. Historical information presented in this report has been restated to reflect the new organizational structure. As described below, certain reclassifications have been made to historically reported items to reflect the new reporting practices of LNC.

Definitions and Presentation

"Income from Operations," "Operating Revenue," "Return on Capital," and "Station Operating Income" are non-GAAP financial measures and do not replace GAAP revenue and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

* Realized gains and losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* The cumulative effect of accounting changes,
* Reserve changes on business sold through reinsurance net of related deferred gain amortization,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Loss on early retirement of debt, including subordinated debt

NOTE: Income from operations is lower than previously reported as it now includes restructuring charges previously excluded in the determination of income from operations

*	Operating revenue represents revenue excluding the following, as applicable:
* Realized gains or losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* Gains and losses on the sale of subsidiaries and blocks of business, and
* Deferred gain amortization related to reserve changes on business sold through reinsurance

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

*	Station operating income is calculated as communications revenues less operating costs and expenses before depreciation and amortization.

Income from operations, operating revenue, return on capital, and station operating income are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spreads, and assets under management.

*	Sales as reported consist of the following:

* Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
* Whole life and term - first year paid premium
* Annuity - deposits from new and existing customers
* Group Protection - annualized first year premium from new policies
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

Reclassifications

Certain reclassifications have been made in the historical presentation of certain revenue and expense items. The principal reclassifications consist of the following:

*
Deferred Front End Loads ("DFEL") - capitalization and amortization of DFEL is reported as a component of expense assessments revenue. Depending on the segment, these had previously been reported as a component of either other revenue, benefits expense or DAC amortization.

*
Investment Management Advisory Fees and General and Administrative Expenses - certain reclassifications have been made between revenue and expenses for such items as distribution fees and management fee waivers to conform to current industry practices.

*
Commissions and general & administrative expenses - we reclassified certain distribution expenses to commissions which had previously been reported in general & administrative expenses. This change impacted the Individual Markets Life segment and is also reflected in our consolidated presentation.

*
We made several reclassifications within our Other Operations income statement to separately present intersegment eliminations affecting revenues and expenses and we have also disclosed some additional line items. These changes were incorporated into all pages that reference Other Operations.

12/31/2006									PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$157.4	$73.8	$83.6	113.3%	$496.3	$259.5	$236.8	91.3%
Individual Annuities	123.8	70.9	52.9	74.6%	408.5	252.0	156.5	62.1%
Individual Markets	281.1	144.7	136.4	94.3%	904.7	511.5	393.2	76.9%
Defined Contribution	44.6	45.2	(0.6)	-1.3%	203.8	187.1	16.7	8.9%
Executive Benefits	12.7	9.5	3.2	33.7%	49.2	19.6	29.6	151.0%
Group Protection	33.2	-	33.2	NM	99.0	-	99.0	NM
Employer Markets	90.5	54.7	35.8	65.4%	352.0	206.7	145.3	70.3%
Investment Management	14.4	8.9	5.5	61.8%	55.1	16.8	38.3	228.0%
Lincoln UK	9.9	13.6	(3.7)	-27.2%	38.9	43.3	(4.4)	-10.2%
Lincoln Financial Media	17.5	-	17.5	NM	44.0	-	44.0	NM
Other Operations	(38.4)	9.6	(48.0)	NM	(75.8)	54.3	(130.1)	NM
Total Income from Operations (1)	375.2	231.4	143.8	62.1%	1,319.0	832.7	486.3	58.4%

Realized gains (losses)	9.4	(6.1)	15.5	254.1%	(2.6)	(14.6)	12.0	82.2%
Net gain (loss) on reinsurance
derivative/trading account securities	0.1	-	0.1	NM	2.0	3.0	(1.0)	-33.3%
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	9.3	(9.3)	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	-	-	0.9	0.8	0.1	12.5%
Loss on early retirement of subordinated debt	(3.6)	-	(3.6)	NM	(3.6)	-	(3.6)	NM
Net Income	$381.3	$225.4	$155.9	69.2%	$1,315.6	$831.1	$484.5	58.3%

Earnings per share (diluted)

Income from Operations (1)	$1.34	$1.31	$0.03	2.3%	$5.14	$4.73	$0.41	8.7%
Realized losses	0.03	(0.03)	0.06	200.0%	(0.01)	(0.08)	0.07	87.5%
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	-	NM	0.01	0.02	(0.01)	-50.0%
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	0.05	(0.05)	-100.0%
Reserve development/ amortization of related deferred gain	-	-	-	NM	-	-	-	NM
Loss on early retirement of subordinated debt	(0.01)	-	(0.01)	NM	(0.01)	-	(0.01)	NM
Net Income	$1.36	$1.28	$0.08	6.3%	$5.13	$4.72	$0.41	8.7%

Operating Revenue- By Segment
Individual Life Insurance	$958.4	$501.1	$457.3	91.3%	$3,255.8	$1,910.6	$1,345.2	70.4%
Individual Annuities	637.3	372.1	265.2	71.3%	2,161.3	1,422.5	738.8	51.9%
Individual Markets	1,595.7	873.2	722.5	82.7%	5,417.1	3,333.1	2,084.0	62.5%
Defined Contribution	245.0	241.2	3.8	1.6%	988.0	947.5	40.5	4.3%
Executive Benefits	109.1	61.6	47.5	77.1%	371.8	227.4	144.4	63.5%
Group Protection	344.8	-	344.8	NM	1,031.8	-	1,031.8	NM
Employer Markets	698.9	302.8	396.1	130.8%	2,391.6	1,174.9	1,216.7	103.6%
Investment Management	148.9	127.9	21.0	16.4%	563.5	475.3	88.2	18.6%
Lincoln UK	84.8	62.6	22.2	35.5%	308.0	318.4	(10.4)	-3.3%
Lincoln Financial Media	70.2	-	70.2	NM	187.8	-	187.8	NM
Other Operations	45.6	28.9	16.7	57.8%	196.4	175.2	21.2	12.1%
Total Operating Revenue	2,644.2	1,395.4	1,248.8	89.5%	9,064.3	5,476.8	3,587.5	65.5%

Realized losses	12.8	(9.3)	22.1	237.6%	(6.7)	(22.1)	15.4	69.7%
Gain (loss) on reinsurance
derivative/trading account securities	1.2	-	1.2	NM	4.1	4.6	(0.5)	-10.9%
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	14.2	(14.2)	-100.0%
Amortization of deferred gain-reserve development	0.3	0.3	-	-	1.3	1.2	0.1	8.3%
Total Revenue	$2,658.4	$1,386.4	$1,272.0	91.7%	$9,062.9	$5,474.8	$3,588.1	65.5%

(1) Income from operations includes after-tax restructuring charges of $2.1 million, or 1 cent per share, and $1.1 million, or 1 cent per share, for the quarters ended December 31, 2006 and 2005, respectively, and $9.3 million, or 4 cents per share, and $19.0 million, or 11 cents per share, for the full year ended December 31, 2006 and 2005, respectively.

12/31/2006								PAGE 2
Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended December 31				For the Year Ended December 31
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$3.161	$1.999	$1.161	58.1%	$10.756	$7.526	$3.230	42.9%
Net flows	0.892	0.767	0.125	16.3%	2.665	2.876	(0.211)	-7.3%
Account values (gross)	66.714	48.495	18.219	37.6%	66.714	48.495	18.219	37.6%
Account values (net of reinsurance)	64.902	46.262	18.640	40.3%	64.902	46.262	18.640	40.3%
Individual Life Insurance
Sales (in millions) (1)	218.1	90.7	127.4	140.5%	570.8	303.2	267.6	88.3%
Life insurance in-force	501.376	316.641	184.736	58.3%	501.376	316.641	184.736	58.3%
Account values	26.490	14.051	12.439	88.5%	26.490	14.051	12.439	88.5%
Employer Markets
Defined Contribution
Gross deposits (2)	$1.099	$1.078	$0.021	1.9%	$4.585	$4.403	$0.182	4.1%
Net flows	0.010	(0.026)	0.036	138.5%	0.342	0.419	(0.078)	-18.6%
Account values - annuities	28.482	26.701	1.781	6.7%	28.482	26.701	1.781	6.7%
Alliance Mutual Funds	5.175	3.772	1.403	37.2%	5.175	3.772	1.403	37.2%
Account values including Alliance Mutual Funds	33.656	30.473	3.184	10.4%	33.656	30.473	3.184	10.4%
Executive Benefits
COLI/BOLI sales (in millions)	32.5	11.1	21.4	192.8%	82.9	49.8	33.1	66.5%
Life insurance in-force	15.645	7.729	7.917	102.4%	15.645	7.729	7.917	102.4%
Account values	4.305	1.318	2.987	226.6%	4.305	1.318	2.987	226.6%
Group Protection
Annualized sales (in millions)	113.1	-	113.1	NM	208.7	-	208.7	NM
Loss ratio (3)	69.1%	-	NM	NM	67.4%	-	NM	NM
Investment Management Segment
Retail deposits	$3.192	$3.629	$(0.437)	-12.0%	$12.991	$15.101	$(2.110)	-14.0%
Retail net flows	(0.140)	1.148	(1.288)	NM	1.187	6.442	(5.255)	-81.6%
Institutional in-flows	4.888	4.833	0.055	1.1%	15.102	16.302	(1.200)	-7.4%
Institutional net flows	2.666	1.733	0.934	53.9%	7.991	8.778	(0.787)	-9.0%
Total Deposits and In-flows	8.080	8.462	(0.382)	-4.5%	28.093	31.403	(3.310)	-10.5%
Total Net Flows	2.526	2.881	(0.354)	-12.3%	9.177	15.220	(6.043)	-39.7%
Assets Under Management- Retail and Institutional	97.307	77.633	19.674	25.3%	97.307	77.633	19.674	25.3%
Assets Under Management - General Account	67.066	43.086	23.981	55.7%	67.066	43.086	23.981	55.7%
Assets Under Management - Total Segment	164.373	120.719	43.654	36.2%	164.373	120.719	43.654	36.2%
Consolidated
Domestic Retail Deposits	$7.805	$6.737	$1.068	15.9%	$29.060	$26.835	$2.225	8.3%
Domestic Retail Account Balances	165.287	121.858	43.428	35.6%	165.287	121.858	43.428	35.6%
Domestic Retail Net Flows	1.390	2.354	(0.964)	-41.0%	6.266	11.144	(4.878)	-43.8%
Domestic Deposits	12.584	11.305	1.279	11.3%	43.229	42.107	1.121	2.7%
Domestic Net Flows	4.125	4.285	(0.160)	-3.7%	14.378	20.045	(5.666)	-28.3%
Assets Under Management	233.523	171.755	61.768	36.0%	233.523	171.755	61.768	36.0%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products

(2) Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3) Represents combined loss ratio for Life, Disability and Dental business.

12/31/2006									PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended December 31				For the Year Ended December 31
	2006 Amount	2005 Amount	Change	% Change	2006 Amount	2005 Amount	Change	% Change

Balance Sheet Assets - End of Period	$178,493.7	$124,859.6	$53,634.2	43.0%	$178,493.7	$124,859.6	$53,634.2	43.0%

Shareholders' Equity
Beg of period (including AOCI)	$12,043.2	$6,284.4	$5,758.7		$6,384.4	$6,175.6	$208.8
End of period (including AOCI)	12,201.0	6,384.4	5,816.6		12,201.0	6,384.4	5,816.6
End of period (excluding AOCI)	11,587.9	5,856.6	5,731.3		11,587.9	5,856.6	5,731.3
Average equity (excluding AOCI)	11,512.0	5,760.0	5,751.9		10,054.0	5,507.1	4,546.9

Return on Equity
Net income/average equity (excluding AOCI)	13.2%	15.7%			13.1%	15.1%
Inc from operations/average equity (excluding AOCI)	13.0%	16.1%			13.1%	15.1%

Return on Capital
Inc from operations/average capital	10.6%	13.6%			10.7%	12.6%

Common Stock Outstanding
Average for the period - diluted	280.4	176.6	103.8	58.8%	256.2	176.1	80.0	45.4%
End of period - assuming conv of preferreds	276.0	174.0	101.9	58.6%	276.0	174.0	101.9	58.6%
End of period - diluted	280.2	176.9	103.3	58.4%	280.2	176.9	103.3	58.4%

Book value (including AOCI)	$44.21	$36.69	$7.52	20.5%	$44.21	$36.69	$7.52	20.5%
Book value (excluding AOCI)	$41.99	$33.66	$8.34	24.8%	$41.99	$33.66	$8.34	24.8%

Cash Returned to Shareholders
Share repurchase - dollar amount	$150.0	$-	$150.0		$1,002.5	$103.6	$898.9
Dividends declared to shareholders	108.9	66.6	42.3		428.6	257.7	170.8
Total Cash Returned to Shareholders	$258.9	$66.6	$192.3		$1,431.1	$361.3	$1,069.8

Share repurchase - number of shares	2.504	-	2.504		16.877	2.331	14.546
Dividend declared on common stock - per share	$0.395	$0.380	$0.015	3.9%	$1.535	$1.475	$0.060	4.1%
Dividend payout ratio (1)	29.0%	29.7%			29.9%	31.3%
Annualized yield (2)	2.4%	2.9%			2.3%	2.8%

Comprehensive Income (Loss)
Net income	$381.3	$225.4			$1,315.6	$831.1
Net unrealized gains (losses) on securities	(8.4)	(72.4)			(27.0)	(326.3)
Gains (losses) on derivatives	6.5	(1.5)			55.1	(6.7)
Foreign currency translation	28.7	(16.1)			81.7	(70.9)
Minimum pension liability adjustment	63.2	(2.9)			59.5	1.0
Adjustment to initially apply SFAS 158 (4)	(84.0)	-			(84.0)	-
Comprehensive Income	$387.3	$132.4			$1,400.9	$428.2

Ratios:
Debt to total capitalization (3)	21.1%	19.9%			21.1%	19.9%
Debt to equity (3)	26.7%	24.8%			26.7%	24.8%

Ratings as of February 5, 2007:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA
Jefferson-Pilot Life Insurance Company	A+	AA	Aa3	AA
Jefferson Pilot Financial Insurance Company	A+	AA	Aa3	AA
Jefferson Pilot LifeAmerica Insurance Company	A+	AA	N/R	AA

[1] Indicated dividend divided by net income
[2] Indicated dividend divided by the closing price
[3] Equity used in calculation excludes accumulated other comprehensive income (loss). Capital securities are considered 25% debt and 75% equity. The calculation for the second quarter of 2006 includes adjustments to beginning equity for stock issued in connection with the April 3, 2006 merger with Jefferson-Pilot Corporation ("JP") and the accelerated stock repurchase transaction.

[4] SFAS 158 was adopted effective December 31, 2006 which requires the disclosure of the funded status of our pension and post-retirement benefit plans on the balance sheet.

12/31/2006									PAGE 4
Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$117.2	$83.4	$97.5	$119.9	$177.6	51.5%	$422.8	$478.3	13.1%
MoneyGuard	9.4	7.7	7.5	8.3	7.8	-17.0%	33.9	31.3	-7.7%
Total	126.5	91.1	105.0	128.2	185.4	46.6%	456.7	509.6	11.6%
Variable universal life	20.6	16.4	15.7	13.0	22.1	7.3%	70.4	67.2	-4.5%
Whole life	0.9	1.2	0.4	0.7	0.6	-33.3%	3.8	2.9	-23.7%
Term	10.7	11.2	11.3	10.7	10.0	-6.5%	41.4	43.1	4.1%
Total Sales by Product	$158.7	$120.0	$132.3	$152.5	$218.1	37.4%	$572.3	$622.9	8.8%

Individual Annuity Deposits
Fixed	$0.567	$0.560	$0.644	$0.818	$0.855	50.8%	$2.345	$2.878	22.7%
Variable	1.533	1.666	1.867	1.658	2.061	34.4%	5.596	7.252	29.6%
Indexed annuities	0.178	0.173	0.228	0.244	0.245	37.6%	0.788	0.890	12.9%
Total Individual Annuities	$2.278	$2.399	$2.739	$2.720	$3.161	38.8%	$8.728	$11.018	26.2%

Employer Markets
Defined Contribution
Fixed	$0.240	$0.253	$0.242	$0.268	$0.183	-23.8%	$1.083	$0.946	-12.7%
Variable	0.616	0.669	0.714	0.583	0.559	-9.3%	2.254	2.525	12.0%
	0.856	0.923	0.955	0.851	0.742	-13.3%	3.337	3.471	4.0%
Alliance Mutual Funds Deposits	0.223	0.318	0.204	0.235	0.357	60.1%	1.066	1.113	4.4%
Total Annuity and Alliance Mutual Funds	$1.078	$1.241	$1.159	$1.086	$1.099	1.9%	$4.403	$4.585	4.1%

Executive Benefits
COLI/BOLI sales (millions)	$12.7	$17.5	$17.2	$16.3	$32.5	155.9%	$52.4	$83.5	59.4%

Group Protection
Annualized Sales (millions)
Life	$29.4	$23.6	$15.3	$19.4	$43.1	46.6%	$86.7	$101.4	17.0%
Disability	44.5	34.2	22.9	24.7	56.9	27.9%	141.0	138.7	-1.6%
Dental	6.9	6.2	7.1	6.1	13.1	89.9%	33.7	32.6	-3.3%

Investment Management
Sales and Inflows
Retail
Annuities	$0.713	$0.885	$0.869	$0.960	$0.932	30.7%	$2.768	$3.647	31.8%
Mutual funds	1.657	1.329	1.370	1.151	1.768	6.7%	5.994	5.617	-6.3%
Managed accounts & other	1.260	1.806	1.043	0.386	0.493	-60.9%	6.339	3.728	-41.2%
	3.629	4.019	3.282	2.497	3.192	-12.0%	15.101	12.991	-14.0%
Institutional	4.833	5.044	2.764	2.406	4.888	1.1%	16.302	15.102	-7.4%
Total Sales and Inflows	$8.462	$9.063	$6.046	$4.904	$8.080	-4.5%	$31.403	$28.093	-10.5%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$0.745	$0.733	$0.872	$1.062	$1.100	47.7%	$3.133	$3.767	20.2%
Employer Markets	0.240	0.253	0.242	0.268	0.183	-23.8%	1.083	0.946	-12.7%
	0.985	0.986	1.114	1.330	1.283	30.3%	4.215	4.713	11.8%
Variable Annuities
Individual	1.533	1.666	1.867	1.658	2.061	34.4%	5.596	7.252	29.6%
Employer Markets	0.616	0.669	0.714	0.583	0.559	-9.3%	2.254	2.525	12.0%
	2.148	2.335	2.581	2.241	2.619	21.9%	7.850	9.777	24.5%
Total Annuities	3.134	3.322	3.695	3.571	3.903	24.5%	12.065	14.491	20.1%
Alliance Mutual Funds	0.223	0.318	0.204	0.235	0.357	60.1%	1.066	1.113	4.4%
Total Annuity and Alliance Mutual Funds	$3.356	$3.640	$3.898	$3.806	$4.259	26.9%	$13.131	$15.604	18.8%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the April 4, 2006 merger been completed prior to the periods presented.

12/31/2006									PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Commissions	$216.4	$212.9	$362.0	$382.6	$464.7	114.7%	$790.3	$1,422.2	80.0%

General and administrative expenses:
General and administrative expenses	313.7	287.7	374.1	400.6	434.4	38.5%	1,250.8	1,496.8	19.7%
Merger-related expenses	-	-	7.4	12.1	15.8	NM	-	35.3	NM
Total general and administrative expenses
excluding Broker/Dealer	313.7	287.7	381.5	412.7	450.2	43.5%	1,250.8	1,532.1	22.5%

Restructuring charges	1.5	0.3	9.6	1.0	3.3	120.0%	29.3	14.2	-51.5%
Taxes, licenses and fees	17.3	33.5	47.3	50.3	48.0	177.5%	95.5	179.2	87.6%
Interest (1)	21.8	21.7	65.0	67.3	70.4	222.9%	87.2	224.4	157.3%
Total commissions and expenses incurred	570.7	556.1	865.4	914.0	1,036.6	81.6%	2,253.0	3,372.1	49.7%

Less: commissions and expenses capitalized	(263.0)	(244.5)	(391.6)	(424.3)	(517.9)	-96.9%	(937.6)	(1,578.5)	-68.4%

Amortization:
DAC/VOBA Amortization	144.8	165.0	222.2	225.9	278.5	92.3%	540.7	891.7	64.9%
Amortization of intangibles	2.0	2.0	6.6	3.1	4.4	120.0%	7.8	16.0	105.1%
Total amortization	146.8	167.0	228.7	229.0	282.8	92.6%	548.5	907.5	65.5%

Broker/Dealer commissions and G&A	54.2	46.6	79.3	76.6	80.0	47.6%	204.3	282.5	38.3%

Total	$508.8	$525.1	$781.9	$795.3	$881.5	73.3%	$2,068.1	$2,983.8	44.3%

Merger-related expenses: (2)
Severance and employee-related charges	$-	$-	$12.8	$8.4	$6.2	NM	$-	$27.4	NM
Systems integration and related expenses	-	-	0.8	1.5	5.4	NM	-	7.7	NM
Other expenses	-	-	3.1	3.2	7.5	NM	-	13.8	NM
Total merger-related expenses	$-	$-	$16.7	$13.1	$19.1	NM	$-	$48.9	NM

Note: The Consolidated Expense Detail data is presented on a GAAP basis.

(1) Interest expense for the fourth quarter and full year 2006 includes $5.6 million related to losses on early extinguishment of debt.
(2) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

12/31/2006									PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Individual Life Insurance	$501.1	$500.6	$901.4	$895.3	$958.4	91.3%	$1,910.6	$3,255.8	70.4%
Individual Annuities	372.1	374.8	552.6	596.5	637.3	71.3%	1,422.5	2,161.3	51.9%
Individual Markets	873.2	875.4	1,454.0	1,491.8	1,595.7	82.7%	3,333.1	5,417.1	62.5%
Defined Contribution	241.2	249.2	248.9	245.1	245.0	1.6%	947.5	988.0	4.3%
Executive Benefits	61.6	57.2	101.2	104.3	109.1	77.1%	227.4	371.8	63.5%
Group Protection	-	-	354.9	332.1	344.8	NM	-	1,031.8	NM
Employer Markets	302.8	306.4	704.9	681.5	698.9	130.8%	1,174.9	2,391.6	103.6%
Investment Management	127.9	139.6	134.7	140.4	148.9	16.4%	475.3	563.5	18.6%
Lincoln UK	62.6	69.5	81.4	72.3	84.8	35.5%	318.4	308.0	-3.3%
Lincoln Financial Media	-	-	57.7	60.0	70.2	NM	-	187.8	NM
Other Operations	28.9	31.7	67.6	51.4	45.6	57.8%	175.2	196.4	12.1%
Total Operating Revenue	1,395.4	1,422.6	2,500.3	2,497.4	2,644.2	89.5%	5,476.8	9,064.3	65.5%
							-	-
Realized gains (losses) on investments and derivatives	(9.3)	(6.9)	(6.7)	(5.8)	12.8	237.6%	(22.1)	(6.7)	69.7%
Net gain (loss) on reinsurance
derivative/trading account securities	-	5.9	1.8	(4.7)	1.2	NM	4.6	4.1	-10.9%
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM	14.2	-	NM
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3		1.2	1.3	8.3%
Total Revenue	$1,386.4	$1,421.8	$2,495.6	$2,487.2	$2,658.4	91.7%	$5,474.8	$9,062.9	65.5%

Income from Operations (1)
Individual Life Insurance	$73.8	$69.0	$147.1	$122.8	$157.4	113.3%	$259.5	$496.3	91.3%
Individual Annuities	70.9	66.4	89.0	129.4	123.8	74.6%	252.0	408.5	62.1%
Individual Markets	144.7	135.4	236.1	252.2	281.1	94.3%	511.5	904.7	76.9%
Defined Contribution	45.2	52.5	54.3	52.5	44.6	-1.3%	187.1	203.8	8.9%
Executive Benefits	9.5	7.5	16.2	12.8	12.7	33.7%	19.6	49.2	151.0%
Group Protection	-	-	37.0	28.8	33.2	NM	-	99.0	NM
Employer Markets	54.7	60.0	107.6	94.0	90.5	65.4%	206.7	352.0	70.3%
Investment Management	8.9	15.3	12.0	13.4	14.4	61.8%	16.8	55.1	228.0%
Lincoln UK	13.6	10.7	9.9	8.3	9.9	-27.2%	43.3	38.9	-10.2%
Lincoln Financial Media	-	-	11.9	14.6	17.5	NM	-	44.0	NM
Other Operations	9.6	0.1	(26.1)	(11.5)	(38.4)	NM	54.3	(75.8)	NM
Income from Operations (1)	231.4	221.4	351.4	371.0	375.2	62.1%	832.7	1,319.0	58.4%

Realized gains (losses) on investments and derivatives	(6.1)	(4.2)	(3.8)	(4.1)	9.4	254.1%	(14.6)	(2.6)	82.2%
Net gain (loss) on reinsurance
derivative/trading account securities	-	3.8	1.2	(3.1)	0.1	NM	3.0	2.0	-33.3%
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM	9.3	-	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2		0.8	0.9	12.5%
Loss on early retirement of debt	-	-	-	-	(3.6)	NM	-	(3.6)	NM
Net Income	$225.4	$221.2	$349.0	$364.1	$381.3	69.2%	$831.1	$1,315.6	58.3%

OTHER DATA

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.		Dec.	Dec.
	2005	2006	2006	2006	2006		2005	2006
Shareholders' Equity
Beg of period (including AOCI)	$6,284.4	$6,384.4	$6,338.2	$11,404.8	$12,043.2		$6,175.6	$6,384.4
End of period (including AOCI)	6,384.4	6,338.2	11,404.8	12,043.2	12,201.0		6,384.4	12,201.0
End of period (excluding AOCI)	5,856.6	6,053.2	11,439.8	11,436.0	11,587.9		5,856.6	11,587.9
Average equity (excluding AOCI) (2)	5,760.0	5,954.9	11,311.3	11,437.9	11,512.0		5,507.1	10,054.0

Common Shares Outstanding
Average for the period - diluted	176.6	177.9	282.6	282.4	280.4		176.1	256.2
End of period - diluted	176.9	178.5	285.0	281.3	280.2		176.9	280.2

Per Share Data (Diluted)
Net Income	$1.28	$1.24	$1.23	$1.29	$1.36		$4.72	$5.13
Income from Operations (1)	1.31	1.25	1.24	1.31	1.34		4.73	5.14

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$36.69	$35.99	$40.48	$43.39	$44.21		$36.69	$44.21
Shareholders' Equity (excluding AOCI)	33.66	34.37	40.60	41.20	41.99		33.66	41.99
Dividends declared (Common Stock)	0.380	0.380	0.380	0.380	0.395		1.475	1.535

Return on Equity
Net Income/Average Equity	15.7%	14.9%	12.3%	12.7%	13.2%		15.1%	13.1%
Inc from Operations/Average Equity	16.1%	14.9%	12.4%	13.0%	13.0%		15.1%	13.1%

Market Value of Common Stock
Highest price	$54.41	$57.97	$60.52	$63.47	$66.72		$54.41	$66.72
Lowest price	46.94	52.00	54.30	53.94	61.74		41.59	52.00
Closing price	$53.03	$54.59	$56.44	$62.08	$66.40		$53.03	$66.40

(1) Income from operations includes after-tax restructuring charges of $1.1 million, or 1 cent per share, for the fourth quarter of 2005; $0.2 million, or -0- cents per share, for the first quarter of 2006, $6.2 million, or 2 cents per share, for the second quarter of 2006, $0.6 million, or -0- cents per share, for the third quarter of 2006, and $2.1 million, or 1 cent per share, for the fourth quarter of 2006. Results for the years ended December 31, 2006 and 2005 include $9.3 million, or 4 cents per share and $19.0 million, or 11 cents per share, respectively.

(2) Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.

12/31/2006									PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Revenue
Premiums	$82.4	$78.4	$454.3	$425.7	$448.1	NM	$308.4	$1,406.5	NM
Surrender charges	18.0	18.7	27.3	26.6	29.9	66.1%	73.3	102.5	39.8%
Mortality assessments	145.1	146.2	294.7	294.9	295.9	103.9%	568.3	1,031.7	81.5%
Expense assessments	294.1	309.5	370.1	357.8	432.3	47.0%	1,110.0	1,469.8	32.4%
Investment advisory fees	70.9	77.8	81.2	82.9	86.1	21.4%	255.9	327.9	28.1%
Communications revenue	-	-	57.5	59.8	69.6	NM	-	186.9	NM
Net investment income	668.2	678.4	1,068.2	1,107.9	1,126.3	68.6%	2,702.7	3,980.8	47.3%
Other revenue and fees	97.6	94.8	128.2	123.1	137.2	40.6%	382.6	483.2	26.3%
Amortization of deferred gain	18.9	18.8	18.8	18.8	18.8	-0.5%	75.7	75.0	-0.9%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3		1.2	1.3	8.3%
Realized gains (losses)	(9.3)	(1.0)	(5.0)	(10.5)	13.9	249.5%	(3.3)	(2.7)	18.2%
Total Revenue	1,386.3	1,421.8	2,495.6	2,487.2	2,658.4	91.8%	5,474.7	9,062.9	65.5%

Benefits and Expenses
Insurance benefits	198.0	200.4	589.3	566.2	562.2	183.9%	805.5	1,918.2	138.1%
Interest credited to contractholder funds	383.4	381.3	589.3	634.4	646.5	68.6%	1,526.3	2,251.5	47.5%
Communications expenses	-	-	29.8	31.4	36.9	NM	-	98.1	NM
Operating and acquisition expenses	469.7	469.9	669.5	677.6	763.1	62.5%	1,885.5	2,580.2	36.8%
Taxes, licenses and fees	17.3	33.5	47.3	50.3	48.0	177.5%	95.5	179.2	87.6%
Interest and debt expense	21.8	21.7	65.0	67.3	70.4	222.9%	87.2	224.4	157.3%
Total Benefits and Expenses	1,090.2	1,106.8	1,990.3	2,027.3	2,127.2	95.1%	4,400.0	7,251.6	64.8%

Income Before Federal Income Tax	296.1	315.0	505.3	459.9	531.3	79.4%	1,074.6	1,811.3	68.6%

Federal income taxes	70.6	93.9	156.3	95.8	149.9	112.3%	243.6	495.7	103.5%
Net Income	$225.4	$221.2	$349.0	$364.1	$381.3	69.2%	$831.0	$1,315.6	58.3%

Roll Forward of Deferred Acquisition Costs	Three Months Ended						Year Ended
& Value of Business Acquired	Dec.	March	June	Sept.	Dec.		Dec.	Dec.
	2005	2006	2006	2006	2006		2005	2006
Balance at beginning of period	$4,989.1	$5,163.3	$5,433.8	$8,328.4	$8,171.6		$4,590.3	$5,163.3
Deferral	263.0	244.5	391.6	424.3	517.9		937.6	1,578.5
Amortization	(144.8)	(165.0)	(222.2)	(225.9)	(278.5)		(540.7)	(891.7)
Included in Total Benefits and Expenses	118.2	79.6	169.4	198.4	239.5		396.9	686.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(8.7)	(10.9)	(18.9)	(8.9)	(8.9)		(48.5)	(47.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	84.7	194.2	221.5	(359.8)	(17.4)		313.1	38.4
Foreign currency translation adjustment	(20.0)	7.7	48.3	9.7	35.7		(88.5)	101.5
Business acquired	-	-	2,474.2	3.8	-		-	2,478.0
Balance at end of period	$5,163.3	$5,433.8	$8,328.4	$8,171.6	$8,420.4		$5,163.3	$8,420.4

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$786.9	$795.7	$805.8	$861.0	$923.9		$814.2	$795.7
Deferral	33.2	31.1	69.1	71.0	77.9		124.9	248.9
Amortization	(15.0)	(24.7)	(37.4)	(12.7)	(42.8)		(99.6)	(117.6)
Included in Expense Assessments	18.2	6.4	31.8	58.3	35.1		25.3	131.3
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	(0.1)	-		-	(0.1)
Foreign currency translation adjustment	(9.5)	3.8	23.6	4.7	17.9		(43.9)	49.9
Balance at end of period	$795.7	$805.8	$861.0	$923.9	$976.9		$795.7	$976.9

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$118.1	$129.4	$139.9	$154.6	$173.4		$85.5	$129.4
Deferral	15.6	15.7	19.9	22.2	28.4		59.5	86.1
Amortization	(4.4)	(5.2)	(5.2)	(3.3)	(7.9)		(15.6)	(21.6)
Included in Income from Operations	11.3	10.5	14.7	18.9	20.5		43.9	64.5
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	(0.1)	-		-	(0.1)
Balance at end of period	$129.4	$139.9	$154.6	$173.4	$193.8		$129.4	$193.8

12/31/2006											PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended December 31, 2006

	Individual Markets		Employer Markets
								Lincoln
			Defined	Executive	Group	Investment	Lincoln	Financial	Other	Consolidating
	Life	Annuities	Contribution	Benefits	Protection	Management	UK	Media	Operations	Adjustments	Consolidated

Operating Revenue
Premiums	$93.5	$10.7	$-	$3.3	$315.9	$-	$21.0	$-	$3.8	$-	$448.1
Surrender charges	16.1	12.3	1.5	-	-	-	-	-	-	-	29.9
Mortality assessments	278.4	-	-	8.5	-	-	9.0	-	-	-	295.9
Expense assessments	116.4	215.2	58.4	5.5	-	-	36.8	-	-	-	432.3
Investment advisory fees	-	-	-	-	-	111.2	-	-	-	(25.2)	86.1
Communications revenue	-	-	-	-	-	-	-	70.0	(0.5)	-	69.6
Net investment income	441.1	314.8	180.6	90.5	28.0	-	18.0	0.1	54.1	(1.0)	1,126.3
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	13.0	84.3	4.5	1.3	0.8	37.7	-	-	5.8	(10.2)	137.2
Total Operating Revenue	958.4	637.3	245.0	109.1	344.8	148.9	84.8	70.2	82.0	(36.4)	2,644.2

Operating Expenses
Insurance benefits	249.1	11.7	-	39.7	224.0	-	30.4	-	7.3	-	562.2
Interest credited to contractholder funds	251.3	211.7	104.4	42.0	-	-	-	-	37.1	-	646.5
Communications expenses	-	-	-	-	-	-	-	36.9	-	-	36.9
Operating and acquisition expenses	192.0	248.0	78.2	7.8	62.8	122.7	39.1	3.9	44.4	(35.9)	763.1
Taxes, licenses and fees	27.0	4.5	1.9	1.3	6.9	3.5	-	1.8	1.2	0.0	48.0
Interest	-	0.1	-	-	-	-	-	0.4	64.8	(0.5)	64.8
Total Operating Expenses	719.4	476.0	184.6	90.8	293.6	126.2	69.5	43.0	154.9	(36.4)	2,121.6

Income (Loss) from Operations before Federal income taxes	239.1	161.4	60.4	18.3	51.2	22.7	15.3	27.2	(73.0)	-	522.6

Federal income taxes	81.7	37.6	15.8	5.6	17.9	8.3	5.4	9.6	(34.5)	-	147.3

Income from Operations	$157.4	$123.8	$44.6	$12.7	$33.2	$14.4	$9.9	$17.5	$(38.4)	$-	$375.2

12/31/2006											PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended December 31, 2005

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$57.7	$8.5	$-	$0.7	$-	$-	$15.4	$-	$0.1	$-	$82.4
Surrender charges	11.6	4.4	2.0	-	-	-	-	-	-	-	18.0
Mortality assessments	135.3	-	-	2.5	-	-	7.3	-	-	-	145.1
Expense assessments	58.8	155.5	51.7	6.1	-	-	22.0	-	-	-	294.1
Investment advisory fees	-	-	-	-	-	95.4	-	-	-	(24.5)	70.9
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	227.5	150.4	181.3	51.0	-	-	17.8	-	41.5	(1.3)	668.2
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.9	-	18.9
Other revenue and fees	10.3	53.3	6.2	1.3	-	32.5	-	-	1.2	(7.1)	97.6
Total Operating Revenue	501.1	372.1	241.2	61.6		127.9	62.6	-	61.7	(32.9)	1,395.4

Operating Expenses
Insurance benefits	118.6	21.2	-	31.2	-	-	27.5	-	(0.5)	-	198.0
Interest credited to contractholder funds	142.1	96.3	101.1	9.5	-	-	-	-	34.5	-	383.4
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	117.3	166.1	76.0	6.3		111.9	14.3		9.7	(31.8)	469.7
Taxes, licenses and fees	12.9	(1.4)	1.2	1.0	-	2.6	-	-	0.9	-	17.3
Interest	-	-	-	-	-	-	-	-	22.9	(1.0)	21.8
Total Operating Expenses	390.8	282.2	178.3	48.0	-	114.4	41.8	-	67.4	(32.8)	1,090.2

Income (Loss) from Operations before Federal income taxes	110.4	89.9	62.9	13.6	-	13.5	20.8	-	(5.7)	-	305.3

Federal income taxes	36.5	19.0	17.7	4.1	-	4.6	7.2	-	(15.4)	-	73.8

Income from Operations	$73.8	$70.9	$45.2	$9.5	$-	$8.9	$13.6	$-	$9.6	$-	$231.4

12/31/2006										PAGE 10

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Year Ended December 31, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$321.5	$47.5	$-	$4.7	$949.0	$-	$78.6	$-	$5.3	$-	$1,406.5
Surrender charges	60.3	34.7	7.6	-	-	-	-	-	-	-	102.5
Mortality assessments	970.2	-	-	27.0	-	-	34.4	-	-	-	1,031.7
Expense assessments	350.0	755.4	222.6	18.1	-	-	123.5	-	0.3	-	1,469.8
Investment advisory fees	-	-	-	-	-	424.8	-	-	-	(96.9)	327.9
Communications revenue	-	-	-	-	-	-	-	187.4	(0.5)	-	186.9
Net investment income	1,510.9	1,038.6	738.2	316.6	80.2	-	71.4	0.5	225.4	(1.0)	3,980.8
Amortization of deferred gain	-	-	-	-	-	-	-	-	75.0	-	75.0
Other revenue and fees	43.0	285.1	19.6	5.3	2.5	138.7	0.1	-	18.7	(29.8)	483.2
Total Operating Revenue	3,255.8	2,161.3	988.0	371.8	1,031.8	563.5	308.0	187.8	324.2	(127.8)	9,064.3

Operating Expenses
Insurance benefits	886.4	104.8	-	138.5	663.3	-	108.2	-	17.0	-	1,918.2
Interest credited to contractholder funds	882.1	683.8	410.5	131.4	-	-	-	-	143.7	-	2,251.5
Communications expenses	-	-	-	-	-	-	-	98.1	-	-	98.1
Operating and acquisition expenses	643.2	849.6	288.4	27.4	193.6	465.5	140.0	15.7	84.6	(127.8)	2,580.2
Taxes, licenses and fees	99.1	19.4	9.0	5.0	22.6	13.4	-	3.2	7.4	-	179.2
Interest	-	0.6	-	-	-	-	-	1.4	216.9	-	218.8
Total Operating Expenses	2,510.8	1,658.1	708.0	302.3	879.5	478.9	248.2	118.5	469.5	(127.8)	7,246.1

Income (Loss) from Operations before Federal income taxes	745.0	503.2	280.0	69.4	152.3	84.5	59.8	69.4	(145.4)	-	1,818.2

Federal income taxes	248.7	94.7	76.2	20.2	53.3	29.4	20.9	25.3	(69.5)	-	499.3

Income from Operations	$496.3	$408.5	$203.8	$49.2	$99.0	$55.1	$38.9	$44.0	$(75.8)	$-	$1,319.0

12/31/2006										PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Year Ended December 31, 2005

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$198.4	$37.1	$-	$8.6	$-	$-	$63.3	$-	$1.0	$-	$308.4
Surrender charges	43.9	19.9	9.9	(0.4)	-	-	-	-	-	-	73.3
Mortality assessments	524.6	-	-	8.9	-	-	34.8	-	-	-	568.3
Expense assessments	189.7	559.4	200.6	18.6	-	-	141.6	-	-	-	1,110.0
Investment advisory fees	-	-	-	-	-	354.6	-	-	-	(98.8)	255.9
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	908.7	613.8	711.5	186.7	-	-	78.6	-	207.4	(4.2)	2,702.7
Amortization of deferred gain	-	-	-	-	-	-	-	-	75.7	-	75.7
Other revenue and fees	45.2	192.4	25.5	5.1	-	120.6	0.1	-	4.7	(10.7)	382.6
Total Operating Revenue	1,910.6	1,422.5	947.5	227.4	-	475.3	318.4	-	288.9	(113.8)	5,476.8

Operating Expenses
Insurance benefits	461.4	94.3	-	133.7	-	-	116.0	-	0.1	-	805.5
Interest credited to contractholder funds	559.8	392.7	401.8	38.8	-	-	-	-	133.0	-	1,526.3
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	448.5	600.5	276.7	24.7		438.7	135.7		71.3	(110.6)	1,885.5
Taxes, licenses and fees	54.6	13.9	7.8	4.5	-	10.4	-	-	4.2	-	95.5
Interest	-	-	-	-	-	-	-	-	90.5	(3.2)	87.2
Total Operating Expenses	1,524.3	1,101.3	686.3	201.7	-	449.0	251.8	-	299.1	(113.8)	4,400.0

Income (Loss) from Operations before Federal income taxes	386.2	321.1	261.2	25.7	-	26.3	66.6	-	(10.2)	-	1,076.8

Federal income taxes	126.7	69.1	74.1	6.1	-	9.5	23.3	-	(64.5)	-	244.2

Income from Operations	$259.5	$252.0	$187.1	$19.6	$-	$16.8	$43.3	$-	$54.3	$-	$832.7

12/31/2006					PAGE 12
Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Dec.	March	June	Sept.	Dec.
	2005	2006	2006	2006	2006
ASSETS

Investments
Corporate bonds	$25,860.7	$25,418.0	$43,881.6	$45,345.3	$45,489.4
U.S. government bonds	161.8	173.4	287.6	291.6	263.4
Foreign government bonds	1,203.3	1,169.7	1,188.0	1,144.4	1,141.6
Mortgage backed securities	5,951.2	5,868.8	8,370.3	8,765.1	8,691.3
State and municipal bonds	128.8	126.0	166.5	160.7	159.4
Preferred stocks - redeemable	137.4	136.9	130.1	117.8	108.3
Common stocks	55.9	61.0	458.8	506.3	525.5
Preferred stocks-equity	88.8	115.0	119.7	155.7	174.7
Total AFS Securities	33,587.9	33,068.8	54,602.6	56,486.9	56,553.7
Trading securities	3,246.0	3,190.1	3,109.0	3,172.5	3,036.3
Mortgage loans	3,662.6	3,586.2	7,741.2	7,580.5	7,384.3
Real estate	182.7	180.4	428.6	424.0	421.3
Policy loans	1,862.2	1,860.4	2,716.4	2,724.9	2,759.7
Other long-term investments	626.9	687.5	1,116.6	1,218.7	1,332.4
Total Investments	43,168.4	42,573.2	69,714.4	71,607.5	71,487.6

Cash and invested cash	2,311.7	1,974.0	1,499.8	1,108.3	1,620.6
Premiums and fees receivable	343.2	363.2	343.9	345.6	356.2
Accrued investment income	526.4	532.1	879.0	928.2	866.2
Amount recoverable from reinsurers	6,926.3	6,899.4	7,967.2	8,007.3	7,939.1
Deferred acquisition costs and VOBA	5,163.2	5,433.7	8,328.4	8,171.6	8,420.4
Goodwill	1,194.2	1,194.4	4,502.6	4,498.0	4,499.5
Other	1,479.3	1,517.7	3,049.6	2,703.1	2,770.4
Assets held in separate accounts	63,746.8	67,984.2	71,095.2	74,357.1	80,533.7
Total Assets	$124,859.6	$128,472.0	$167,380.0	$171,726.6	$178,493.7

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$10,659.7	$10,657.2	$13,512.1	$13,513.4	$13,622.1
Unpaid claims	1,042.9	981.3	1,211.7	1,206.9	1,149.1
Premium deposit funds	21,713.3	21,448.6	21,198.4	20,708.6	20,541.4
Policyholders' funds	13,878.8	13,991.5	37,430.3	37,808.3	38,275.1
Total Insurance and Investment Contract Liabilities	47,294.8	47,078.6	73,352.5	73,237.2	73,587.7

Short-term debt	119.9	10.6	561.0	559.2	657.6
Long-term debt - senior notes	999.0	998.5	2,329.1	2,330.4	2,231.0
Long-term debt - subordinated
Capital securities	-	-	1,071.8	1,071.9	1,072.0
Junior subordinated debentures issued to
affiliated trusts	334.0	332.3	330.5	332.5	154.6
Embedded derivative - modco	292.2	192.0	126.7	232.5	228.7
Deferred gain on indemnity reinsurance	836.0	816.9	797.8	778.7	759.6
Federal income taxes	19.8	-	563.8	911.1	977.9
Other liabilities	4,832.8	4,720.7	5,746.7	5,872.8	6,089.9
Liabilities related to separate accounts	63,746.8	67,984.2	71,095.2	74,357.1	80,533.7
Total Liabilities	118,475.2	122,133.8	155,975.2	159,683.5	166,292.7

Preferred Stock	0.5	0.5	0.5	0.5	0.5
Capital stock	1,774.6	1,817.5	7,425.7	7,448.7	7,450.7
Retained earnings	4,081.5	4,235.2	4,013.7	3,986.7	4,136.7
Unrealized gains on investments	496.6	220.2	(151.5)	478.0	469.6
Gains - derivatives	7.3	35.2	51.5	55.9	62.4
Foreign currency	83.4	89.7	128.5	136.5	165.1
Minimum pension liability	(59.5)	(60.1)	(63.6)	(63.2)	-
Adjustment to initially apply SFAS 158	-	-	-	-	(84.0)
Total Shareholders' Equity	6,384.4	6,338.2	11,404.8	12,043.2	12,201.0

Total Liabilities and Shareholders' Equity	$124,859.6	$128,472.0	$167,380.0	$171,726.6	$178,493.7

Shareholders' Equity Per Share	$36.69	$35.99	$40.48	$43.39	$44.21

Book Value, Excluding AOCI	$33.66	$34.37	$40.60	$41.20	$41.99
Common shares outstanding -assuming conv of
preferreds (in millions)	174.0	176.1	281.8	277.6	276.0

12/31/2006										PAGE 13

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual		Employer
	Markets		Markets
As of December 31, 2006	Annuities	Life	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations (1)	Consolidated

Assets
Allocated Investments	$18,686.2	$27,843.9	$11,762.6	$6,088.9	$1,833.6	$-	$1,101.1	$-	$4,171.4	$71,487.6
DAC and VOBA	2,050.4	4,659.4	497.6	265.3	137.6	-	809.0	-	1.3	8,420.4
Goodwill	1,031.6	2,181.3	20.2	-	281.0	261.7	16.2	707.6	-	4,499.5
Other intangibles	193.7	97.0	0.1	-	-	9.3	-	663.1	-	963.2
Amounts recoverable from reinsurers	836.9	1,817.7	-	5.3	27.5	-	70.2	-	5,181.5	7,939.1
Assets held in separate accounts	48,014.7	5,040.3	17,459.2	833.4	-	-	8,756.9	-	429.3	80,533.7

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	438.1	5,640.7	-	1,778.3	1,183.4	-	1,118.8	-	4,611.8	14,771.2
Contractholder funds	18,206.0	23,433.9	10,982.9	4,025.5	16.8	-	435.6	-	1,715.9	58,816.5
Total Insurance and Inv Contract Liabilities	18,644.1	29,074.6	10,982.9	5,803.8	1,200.2	-	1,554.4	-	6,327.7	73,587.7

Allocated capital (2)	3,432.5	7,345.1	959.8	531.7	923.1	307.8	385.0	876.6	(3,173.6)	$11,587.9

As of December 31, 2005

Assets
Allocated Investments	$8,104.7	$14,990.3	$13,666.6	$2,879.4	$-	$-	$996.6	$-	$2,530.8	$43,168.4
DAC and VOBA	1,328.0	2,543.9	454.9	113.6	-	-	743.4	-	(20.7)	5,163.2
Goodwill	43.9	855.1	20.2	-	-	260.8	14.3	-	-	1,194.2
Other intangibles	129.4	-	-	-	-	13.9	-	-	-	143.3
Amounts recoverable from reinsurers	1,085.9	1,270.2	-	2.8	-	-	59.9	-	4,507.5	6,926.3
Assets held in separate accounts	37,903.9	2,482.7	15,243.9	796.7	-	-	7,319.6	-	-	63,746.8

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	439.6	3,561.2	-	1,914.9	-	-	1,013.7	-	4,773.2	11,702.7
Contractholder funds	8,619.8	12,868.0	11,033.4	752.4	-	-	396.4	-	1,922.1	35,592.1
Total Insurance and Inv Contract Liabilities	9,059.4	16,429.2	11,033.4	2,667.3	-	-	1,410.1	-	6,633.0	47,294.8

Allocated capital (2)	1,785.0	3,231.9	978.7	346.0	-	360.0	430.6	-	(1,275.6)	$5,856.6

(1) Includes consolidating adjustments.
(2) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

12/31/2006									PAGE 14
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$57.7	$51.1	$89.9	$87.0	$93.5	62.0%	$198.4	$321.5	62.0%
Surrender charges	11.6	10.3	15.5	18.3	16.1	38.8%	43.9	60.3	37.4%
Mortality assessments	135.3	135.6	277.3	278.9	278.4	105.8%	524.6	970.2	84.9%
Expense assessments	58.8	54.3	93.0	86.1	116.4	98.0%	189.7	350.0	84.5%
Net investment income	227.5	239.5	415.9	414.4	441.1	93.9%	908.7	1,510.9	66.3%
Other revenue and fees	10.3	9.7	9.7	10.6	13.0	26.2%	45.2	43.0
Total Operating Revenue	501.1	500.6	901.4	895.3	958.4	91.3%	1,910.6	3,255.8	70.4%

Operating Expenses
Insurance benefits	118.6	120.2	256.0	261.1	249.1	110.0%	461.4	886.4	92.1%
Interest credited to contractholder funds	142.1	142.2	241.5	247.1	251.3	76.8%	559.8	882.1	57.6%
Operating and acquisition expenses	130.1	132.8	182.9	207.6	219.0	68.3%	503.1	742.3	47.5%
Total Operating Expenses	390.8	395.3	680.4	715.7	719.4	84.1%	1,524.3	2,510.8	64.7%

Income from operations before Federal income taxes	110.4	105.3	221.0	179.6	239.1	116.6%	386.2	745.0	92.9%

Federal income taxes	36.5	36.3	73.9	56.8	81.7	123.8%	126.7	248.7	96.3%

Income from Operations	$73.8	$69.0	$147.1	$122.8	$157.4	113.3%	$259.5	$496.3	91.3%

Effective tax rate	33.1%	34.5%	33.4%	31.6%	34.2%		32.8%	33.4%

Average equity	$3,278.0	$3,266.0	$7,051.8	$7,223.9	$7,292.7		$3,206.5	$6,208.6
Return on average equity	9.0%	8.5%	8.3%	6.8%	8.6%		8.1%	8.0%

Operating and Acquisition Expenses
Commissions	$82.2	$66.8	$151.2	$167.1	$226.5	175.7%	$266.9	$611.6	129.1%
General and administrative expenses	73.8	66.3	97.2	122.5	116.3	57.7%	296.9	402.3	35.5%
Taxes, licenses and fees	12.9	16.3	27.5	28.3	27.0	109.8%	54.6	99.1	81.5%
Total commissions and expenses incurred	168.7	149.4	275.9	317.9	369.8	119.1%	618.3	1,113.0	80.0%
Less: commissions and expenses capitalized	(113.8)	(90.1)	(199.8)	(226.6)	(291.3)	NM	(373.8)	(807.8)	NM
Amortization of DAC and VOBA	75.2	73.6	106.7	116.3	140.5	86.8%	258.7	437.0	68.9%
Net Operating and Acquisition Expenses	$130.1	$132.8	$182.9	$207.6	$219.0	68.3%	$503.1	$742.3	47.5%

General and administrative expenses -
basis points on account values - Annualized	212	187	153	191	178	(34)	219	176	(43)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$2,479.9	$2,543.9	$2,643.8	$4,592.2	$4,524.7		$2,359.0	$2,543.9
Deferral	113.8	90.1	199.8	226.6	291.3		373.8	807.8
Amortization	(75.2)	(73.6)	(106.7)	(116.3)	(140.5)		(258.7)	(437.0)
Included in Total Operating Expenses	38.6	16.6	93.0	110.3	150.8		115.1	370.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(1.2)	(3.4)	(7.9)	(3.8)	(6.7)		(15.4)	(21.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	26.5	86.7	96.7	(174.0)	(9.5)		85.0	(0.1)
Business acquired	-	-	1,766.6	-	-		-	1,766.6
Other	0.1	-	-	-	-		0.1	-
Balance at end of period	$2,543.9	$2,643.8	$4,592.2	$4,524.7	$4,659.4		$2,543.9	$4,659.4

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$338.5	$342.6	$344.3	$375.3	$415.9		$311.1	$342.6
Deferral	21.8	19.7	57.8	58.9	65.2		81.0	201.6
Amortization	(17.6)	(18.0)	(26.8)	(18.3)	(31.6)		(49.5)	(94.7)
Included in Expense Assessments	4.2	1.7	31.0	40.6	33.6		31.5	106.9
Balance at end of period	$342.6	$344.3	$375.3	$415.9	$449.5		$342.6	$449.5

12/31/2006										PAGE 15
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Sales by Product(Millions)(1)
Universal Life
Excluding MoneyGuard	$59.6	$41.3	$97.5	$119.9	$177.6	198.0%	$191.7	$436.2	127.5%
MoneyGuard	9.4	7.7	7.5	8.3	7.8	-17.0%	33.9	31.3	-7.7%
Total	69.0	49.0	105.0	128.2	185.4	168.7%	225.6	467.5	107.2%
Variable universal life	13.4	10.0	15.7	13.0	22.1	64.9%	42.2	60.8	44.1%
Whole life	0.4	0.7	0.4	0.7	0.6	50.0%	1.8	2.3	27.8%
Term	7.9	8.2	11.3	10.7	10.0	26.6%	33.7	40.2	19.3%
Total	$90.7	$67.9	$132.3	$152.5	$218.1	140.5%	$303.2	$570.8	88.3%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$144.0	$108.2	$261.2	$269.0	$351.0	143.8%	$436.3	$989.4	126.8%
MoneyGuard	62.5	51.5	50.0	54.8	52.3	-16.3%	226.1	208.6	-7.7%
Total	206.5	159.7	311.2	323.9	403.2	95.3%	662.4	1,198.1	80.9%
Variable universal life	33.4	27.1	40.5	34.4	53.4	59.9%	106.5	155.4	45.9%
Whole life	14.4	8.3	9.5	12.0	16.5	14.6%	40.7	46.3	13.8%
Term	8.4	8.6	11.5	10.4	9.6	14.3%	35.9	40.0	11.4%
Total	$262.7	$203.7	$372.7	$380.6	$482.7	83.7%	$845.5	$1,439.8	70.3%

Life Insurance In-Force (Billions)
Universal life & other	$128.791	$129.584	$260.945	$263.485	$267.228	107.5%	$128.791	$267.228	107.5%
Term insurance	187.850	191.825	229.082	232.214	234.148	24.6%	187.850	234.148	24.6%
Total Life Segment In-Force	$316.641	$321.409	$490.027	$495.699	$501.376	58.3%	$316.641	$501.376	58.3%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, including UL internal replacements, and first year paid premiums for Whole life and Term products.

12/31/2006									PAGE 16
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Interest Sensitive Life-Balance Beginning-of-Period	$11.591	$11.809	$11.913	$21.285	$21.516	85.6%	$11.232	$11.809	5.1%
Business acquired	-	-	9.150	-	-	NM	-	9.150	NM
Deposits	0.499	0.401	0.799	0.717	0.948	90.0%	1.685	2.865	70.0%
Withdrawals & deaths	(0.160)	(0.182)	(0.317)	(0.275)	(0.301)	-88.1%	(0.675)	(1.075)	-59.3%
Net flows	0.339	0.219	0.482	0.442	0.647	90.9%	1.010	1.790	77.2%
Policyholder assessments	(0.257)	(0.250)	(0.493)	(0.451)	(0.523)	NM	(0.976)	(1.717)	-75.9%
Interest credited	0.136	0.135	0.233	0.241	0.249	83.1%	0.543	0.858	58.0%
Interest Sensitive Life-Balance End-of-Period (1)	$11.809	$11.913	$21.285	$21.516	$21.890	85.4%	$11.809	$21.890	85.4%

Variable Universal Life-Balance Beginning of Period	$2.154	$2.242	$2.355	$4.194	$4.305	99.9%	$2.028	$2.242	10.6%
Business acquired	-	-	1.918	-	-	NM	-	1.918	NM
Deposits	0.097	0.087	0.224	0.036	0.153	57.7%	0.346	0.499	44.2%
Withdrawals & deaths	(0.036)	(0.049)	(0.158)	0.013	(0.073)	NM	(0.161)	(0.267)	-65.8%
Net flows	0.061	0.038	0.066	0.049	0.080	31.1%	0.185	0.233	25.9%
Policyholder assessments	(0.044)	(0.044)	(0.077)	(0.076)	(0.079)	-79.5%	(0.171)	(0.276)	-61.4%
Investment income and change in market value	0.071	0.119	(0.068)	0.137	0.294	NM	0.200	0.483	141.5%
Variable Universal Life -Balance End-of-Period	$2.242	$2.355	$4.194	$4.305	$4.600	105.2%	$2.242	$4.600	105.2%

Total Segment- Life Insurance Account Value Roll Forward
Balance Beginning-of-Period	$13.745	$14.051	$14.268	$25.479	$25.821	87.9%	$13.259	$14.051	6.0%
Business acquired	-	-	11.068	-	-	NM	-	11.068	NM
Deposits	0.596	0.488	1.023	0.753	1.101	84.7%	2.030	3.365	65.8%
Withdrawals & deaths	(0.196)	(0.231)	(0.476)	(0.262)	(0.374)	-90.8%	(0.836)	(1.342)	-60.5%
Net flows	0.400	0.257	0.548	0.491	0.727	81.8%	1.195	2.023	69.3%
Policyholder assessments	(0.301)	(0.294)	(0.571)	(0.526)	(0.602)	-100.0%	(1.147)	(1.992)	-73.7%
Investment income and change in market value	0.206	0.254	0.165	0.379	0.543	163.6%	0.743	1.341	80.5%
Total Segment -Balance End-of-Period	$14.051	$14.268	$25.479	$25.821	$26.490	88.5%	$14.051	$26.490	88.5%

Life Product Spread Information (2)

Interest Sensitive Products						Change (Basis Points)			Change (Basis Points)
Net investment income (3) (4)	6.26%	6.48%	6.22%	6.08%	6.44%	18	6.33%	6.29%	(4)
Interest credited to policyholders	4.66%	4.60%	4.46%	4.52%	4.52%	(14)	4.68%	4.52%	(16)
Spread (3)(4)	1.60%	1.88%	1.76%	1.57%	1.92%	32	1.65%	1.77%	12

Traditional Products
Net investment income (3)	6.42%	6.72%	6.59%	6.60%	6.51%	9	6.55%	6.60%	5

(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of December 31, 2006, interest sensitive products represented approximately 81% of total interest sensitive and traditional earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 12 bps in the 4th quarter of 2006, 20 bps in the 3rd quarter of 2006, 13 bps in the 2nd quarter of 2006, 7 bps in the 1st quarter of 2006 and 8 bps in the 4th quarter of 2005. The impact was 14 basis points for the full year 2006 and 6 basis points for the full year 2005. There was an impact on traditional products of 2 bps in the 4th quarter of 2006, 15 bps in the 3rd quarter of 2006, 14 bps in the 2nd quarter of 2006, 15 bps in the 1st quarter of 2006 and 0 bps in the 4th quarter of 2005. The impact was 12 basis points for the full year 2006 and 10 basis points for the full year 2005.

(4) The net investment income and spread for the fourth, third, second and first quarters of 2006 include 24 bps, -22 bps, 2 bps and 17 bps, respectively, of incremental yield from special investments. The impact was 4 bps for the full year 2006 and 2 bps for the full year 2005.

12/31/2006										PAGE 17
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$8.5	$9.3	$15.3	$12.3	$10.7	25.9%	$37.1	$47.5	28.0%
Surrender charges	4.4	6.2	9.6	6.6	12.3	179.5%	19.9	34.7	74.7%
Expense assessments	155.5	168.0	182.7	189.3	215.2	38.4%	559.4	755.4	35.0%
Net investment income	150.4	148.0	263.2	312.7	314.8	109.3%	613.8	1,038.6	69.2%
Other revenue and fees (1)	53.3	43.4	81.8	75.7	84.3	58.2%	192.4	285.1	48.2%
Total Operating Revenue	372.1	374.8	552.6	596.5	637.3	71.3%	1,422.5	2,161.3	51.9%

Operating Expenses
Insurance benefits	21.2	20.4	45.3	27.4	11.7	-44.8%	94.3	104.8	11.1%
Interest credited to contractholder funds	96.3	95.1	168.8	208.2	211.7	119.8%	392.7	683.8	74.1%
Operating and acquisition expenses	164.7	172.6	216.9	227.3	252.6	53.4%	614.3	869.5	41.5%
Total Operating Expenses	282.2	288.1	431.0	462.9	476.0	68.7%	1,101.3	1,658.1	50.6%

Income from operations before Federal income taxes	89.9	86.7	121.5	133.6	161.4	79.5%	321.1	503.2	56.7%

Federal income taxes	19.0	20.3	32.5	4.2	37.6	97.9%	69.1	94.7	37.0%

Income from Operations	$70.9	$66.4	$89.0	$129.4	$123.8	74.6%	$252.0	$408.5	62.1%

Effective tax rate	21.1%	23.4%	26.7%	3.1%	23.3%		21.5%	18.8%

Average equity	$1,773.7	$1,744.1	$3,269.2	$3,310.4	$3,388.1		$1,714.1	$2,927.9
Return on average equity	16.0%	15.2%	10.9%	15.6%	14.6%		14.7%	14.0%
Income from Operations - basis points on average account values	60	52	58	84	76		57	69

Operating and Acquisition Expenses
Commissions	$100.4	$111.3	$140.5	$146.2	$167.2	66.5%	$383.8	$565.1	47.2%
General and administrative expenses	70.9	66.2	69.8	81.8	80.9	14.1%	271.5	298.8	10.0%
Broker-dealer commissions and general and
administrative expenses	54.2	46.6	79.3	76.6	80.0	47.6%	204.3	282.5	38.3%
Taxes, licenses and fees	(1.4)	5.4	4.6	4.8	4.5	NM	13.9	19.4	39.6%
Total commissions and expenses incurred	224.1	229.5	294.2	309.4	332.6	48.4%	873.5	1,165.7	33.5%
Less: commissions and expenses capitalized	(118.9)	(122.7)	(150.0)	(157.6)	(181.8)	-52.9%	(441.9)	(612.0)	-38.5%
Amortization of DAC and VOBA	59.5	65.8	72.7	75.6	101.7	70.9%	182.7	315.8	72.9%

Net Operating and Acquisition Expenses	$164.7	$172.6	$216.9	$227.3	$252.6	53.4%	$614.3	$869.5	41.5%

General and administrative expenses - basis
points on gross account values - Annualized (2)	60	52	45	53	50	(10)	61	50	(11)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,250.6	$1,328.0	$1,414.9	$1,994.4	$1,974.1		$999.4	$1,328.0
Deferral	118.9	122.7	150.0	157.6	181.8		441.9	612.0
Amortization	(59.5)	(65.8)	(72.7)	(75.6)	(101.7)		(182.7)	(315.8)
Included in Total Operating Expenses	59.4	56.9	77.3	82.0	80.0		259.3	296.2
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.5)	(2.7)	(4.1)	(2.4)	(1.1)		(17.1)	(10.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	21.5	32.7	57.3	(103.6)	(2.7)		86.5	(16.2)
Business acquired	-	-	448.9	3.8	-		-	452.7
Balance at end of period	$1,328.0	$1,414.9	$1,994.4	$1,974.1	$2,050.4		$1,328.0	$2,050.4

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$65.6	$72.0	$78.1	$84.8	$94.6		$50.1	$72.0
Deferral	9.5	9.4	9.8	10.0	10.6		35.8	39.7
Amortization	(3.1)	(3.3)	(3.0)	(0.1)	(4.3)		(13.8)	(10.7)
Included in Income from Operations	6.4	6.1	6.8	9.8	6.3		22.0	29.0
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	(0.1)	-		-	(0.1)
Balance at end of period	$72.0	$78.1	$84.8	$94.6	$100.9		$72.0	$100.9

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$118.1	$129.4	$139.9	$154.6	$173.4		$85.5	$129.4
Deferral	15.6	15.7	19.9	22.2	28.2		59.5	86.0
Amortization	(4.4)	(5.2)	(5.2)	(3.3)	(7.9)		(15.6)	(21.6)
Included in Income from Operations	11.3	10.5	14.7	18.9	20.3		43.9	64.4
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	(0.1)	-		-	(0.1)
Balance at end of period	$129.4	$139.9	$154.6	$173.4	$193.7		$129.4	$193.7

(1) Primarily broker-dealer revenue.
(2) Includes distribution costs.

12/31/2006										PAGE 18
Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$11.375	$10.840	$10.563	$19.533	$18.939	66.5%	$11.448	$10.840	-5.3%

Business acquired	-	-	9.343	-	-	NM	-	9.343	NM
Gross deposits	0.486	0.471	0.872	1.062	1.100	126.3%	1.987	3.505	76.4%
Withdrawals & deaths	(0.370)	(0.408)	(1.037)	(1.405)	(1.162)	NM	(1.410)	(4.011)	NM
Net flows	0.116	0.063	(0.164)	(0.344)	(0.062)	NM	0.577	(0.506)	NM
Transfer from (to) variable annuities	(0.766)	(0.451)	(0.395)	(0.483)	(0.561)	26.8%	(1.650)	(1.891)	-14.6%
Interest credited	0.115	0.112	0.186	0.233	0.229	99.1%	0.464	0.760	63.8%
Fixed Annuities - Gross	10.840	10.563	19.533	18.939	18.545	71.1%	10.840	18.545	71.1%
Reinsurance ceded	(2.233)	(2.202)	(2.149)	(2.045)	(1.812)	18.9%	(2.233)	(1.812)	18.9%
Fixed Annuities - Balance at End of Period (1)	$8.607	$8.362	$17.384	$16.894	$16.733	94.4%	$8.607	$16.733	94.4%

Variable Annuities - Balance at Beginning of Period	$35.276	$37.655	$40.495	$41.537	$43.977	24.7%	$30.684	$37.655	22.7%

Business acquired	-	-	0.250	-	-	NM	-	0.250	NM
Gross deposits	1.513	1.665	1.867	1.658	2.061	36.2%	5.539	7.251	30.9%
Withdrawals & deaths	(0.862)	(0.959)	(1.004)	(1.011)	(1.107)	-28.4%	(3.240)	(4.080)	-25.9%
Net flows	0.651	0.706	0.864	0.648	0.954	46.5%	2.299	3.171	37.9%
Transfer from (to) fixed annuities	0.462	0.451	0.395	0.483	0.560	21.2%	1.649	1.890	14.6%
Investment increase & change in market value	1.266	1.682	(0.467)	1.309	2.678	111.5%	3.024	5.203	72.1%
Variable Annuities - Balance at End of Period (2)	$37.655	$40.495	$41.537	$43.977	$48.169	27.9%	$37.655	$48.169	27.9%

Total Annuities - Balance at Beginning of Period	$46.651	$48.495	$51.059	$61.070	$62.916	34.9%	$42.132	$48.495	15.1%

Business acquired	-	-	9.593	-	-	NM	-	9.593	NM
Gross deposits	1.999	2.136	2.740	2.720	3.161	58.1%	7.526	10.756	42.9%
Withdrawals & deaths	(1.232)	(1.366)	(2.040)	(2.416)	(2.269)	-84.2%	(4.650)	(8.091)	-74.0%
Net flows	0.767	0.770	0.699	0.304	0.892	16.3%	2.876	2.665	-7.3%
Transfers	(0.304)	-	0.000	0.000	(0.001)	99.7%	(0.001)	(0.001)	0.0%
Interest credited & change in market value	1.381	1.794	(0.281)	1.542	2.907	110.5%	3.488	5.962	70.9%
Total Annuities - Gross	48.495	51.059	61.070	62.916	66.714	37.6%	48.495	66.714	37.6%
Reinsurance ceded	(2.233)	(2.202)	(2.149)	(2.045)	(1.812)	18.9%	(2.233)	(1.812)	18.9%
Total Annuities (Net of Ceded) - Balance at End of Period	$46.262	$48.857	$58.921	$60.872	$64.902	40.3%	$46.262	$64.902	40.3%

Variable Annuities Under Agreement - Included above	$0.197	$0.190	$0.173	$0.169	$0.170	-13.7%	$0.197	$0.170	-13.7%

Incremental Deposits (3):
Fixed annuities	$0.472	$0.461	$0.861	$1.058	$1.086	130.1%	$1.931	$3.466	79.5%
Variable annuities	1.481	1.650	1.850	1.623	2.036	37.5%	5.416	7.159	32.2%
Total Incremental Deposits	$1.953	$2.111	$2.711	$2.681	$3.122	59.9%	$7.346	$10.625	44.6%

Note: The withdrawals, net flows and ending account values for the second quarter of 2006 have been adjusted by $145 million to correct the amounts previously reported. Certain reclassifications have been made to properly distinguish between Fixed and Variable products. These changes did not have any impact on the income from operations of the segment or LFG.

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

12/31/2006										PAGE 19
Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.006	$0.021	$0.137	$0.258	$0.280	NM	$0.117	$0.697	NM
Withdrawals	(0.183)	(0.243)	(0.805)	(1.148)	(0.943)	NM	(0.777)	(3.140)	NM
Net flows	$(0.177)	$(0.222)	$(0.668)	$(0.890)	$(0.663)	NM	$(0.660)	$(2.443)	NM

Gross fixed contract account values	$6.918	$6.745	$12.190	$11.766	$11.221	62.2%	$6.918	$11.221	62.2%
Reinsurance ceded	(2.233)	(2.202)	(2.149)	(2.045)	(1.812)	18.9%	(2.233)	(1.812)	18.9%
Net Fixed Contract Account Values	$4.685	$4.543	$10.041	$9.721	$9.409	100.8%	$4.685	$9.409	100.8%

Indexed Annuities
Deposits	$-	$-	$0.228	$0.244	$0.245	NM	$-	$0.717	NM
Withdrawals	-	-	(0.047)	(0.068)	(0.061)	NM	-	(0.175)	NM
Net flows	$-	$-	$0.181	$0.177	$0.184	NM	$-	$0.542	NM

Equity-indexed Contract Account Values	$-	$-	$3.210	$3.454	$3.711	NM	$-	$3.711	NM

Fixed Portion of Variable Contracts
Deposits	$0.480	$0.449	$0.507	$0.559	$0.575	19.8%	$1.870	$2.090	11.8%
Withdrawals	(0.187)	(0.164)	(0.185)	(0.190)	(0.158)	15.5%	(0.632)	(0.697)	-10.3%
Net flows	$0.293	$0.285	$0.322	$0.370	$0.417	42.3%	$1.238	$1.394	12.6%

Fixed Portion of Variable Contract Account Values	$3.922	$3.819	$4.132	$3.719	$3.613	-7.9%	$3.922	$3.613	-7.9%

Variable Annuities - including fixed portion of variable contracts
Deposits	$1.993	$2.114	$2.374	$2.218	$2.635	32.2%	$7.409	$9.342	26.1%
Withdrawals	(1.049)	(1.123)	(1.188)	(1.200)	(1.265)	-20.6%	(3.872)	(4.777)	-23.4%
Net Flows	$0.945	$0.991	$1.186	$1.017	$1.371	45.1%	$3.536	$4.565	29.1%

Variable Contract Account Values	$41.577	$44.314	$45.669	$47.697	$51.782	24.5%	$41.577	$51.782	24.5%

Average Daily Variable Annuity Account Values	$36.089	$39.947	$41.214	$42.342	$46.514	28.9%	$33.255	$42.504	27.8%

Individual Annuity Product Spread Information						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (1) (2) (3)	5.73%	5.84%	5.67%	5.89%	5.87%	14	5.74%	5.80%	(6)
Interest credited to policyholders (4)	3.92%	3.93%	3.81%	3.81%	3.77%	(15)	3.94%	3.82%	(12)
Spread (1) (2) (3) (4)	1.81%	1.91%	1.86%	2.08%	2.10%	29	1.80%	1.98%	18

Note: The withdrawals, net flows and ending account values for the second quarter of 2006 have been adjusted by $145 million to correct the amounts previously reported. Certain reclassifications have been made to properly distinguish between Fixed and Variable products. These changes did not have any impact on the income from operations of the segment or LFG.

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 10 bps in the fourth quarter of 2006, 7 bps in the third quarter of 2006, 2 bps in the second quarter of 2006, 9 bps in the first quarter of 2006 and 6 bps in the fourth quarter of 2005. The impact was 7 bps for the full year 2006 and 4 bps for the full year 2005.

(3) Prior period spreads for 2006 and 2005 have been updated to exclude the impact of the SFAS 133 adjustment on the Indexed Annuity business.
(4) The third quarter 2006 spreads have been updated to reflect a reclassification of surrender charges within interest credited. No income statement changes were made as a result of this reclassification because the impact was immaterial.

12/31/2006					PAGE 20
Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Surrender charges	$2.0	$2.3	$2.1	$1.7	$1.5	-25.0%	$9.9	$7.6	-23.2%
Expense assessments	51.7	55.6	54.7	54.0	58.4	13.0%	200.6	222.6	11.0%
Net investment income	181.3	185.7	187.5	184.6	180.6	-0.4%	711.5	738.2	3.8%
Other revenue and fees	6.2	5.6	4.6	4.9	4.5	-27.4%	25.5	19.6	-23.1%
Total Operating Revenue	241.2	249.2	248.9	245.1	245.0	1.6%	947.5	988.0	4.3%

Operating Expenses
Interest credited to contractholder funds	101.1	100.7	102.4	103.1	104.4	3.3%	401.8	410.5	2.2%
Operating and acquisition expenses	77.2	73.3	69.5	74.5	80.2	3.9%	284.5	297.4	4.5%
Total Operating Expenses	178.3	174.0	171.9	177.6	184.6	3.5%	686.3	708.0	3.2%

Income from operations before Federal income taxes	62.9	75.2	77.0	67.5	60.4	-4.0%	261.2	280.0	7.2%
Federal income taxes	17.7	22.7	22.7	15.0	15.8	-10.7%	74.1	76.2	2.8%

Income from Operations	$45.2	$52.5	$54.3	$52.5	$44.6	-1.3%	$187.1	$203.8	8.9%

Effective tax rate	28.2%	30.2%	29.4%	22.3%	26.2%		28.4%	27.2%

Average equity	$939.1	$1,006.4	$985.3	$945.7	$954.9		$905.5	$973.1
Return on average equity	19.3%	20.9%	22.0%	22.2%	18.7%		20.7%	20.9%
Income from Operations - basis points on average account values	60	67	69	66	54		65	64

Operating and Acquisition Expenses
Commissions	$25.1	$26.2	$22.2	$23.4	$20.8	-17.1%	$102.9	$92.5	-10.1%
General and administrative expenses	57.4	49.7	47.2	56.4	56.5	-1.6%	215.6	209.8	-2.7%
Taxes, licenses and fees	1.2	2.9	2.8	1.3	1.9	NM	7.8	9.0	15.4%
Total commissions and expenses incurred	83.7	78.8	72.3	81.1	79.2	-5.4%	326.2	311.3	-4.6%
Less: commissions and expenses capitalized	(24.4)	(25.5)	(22.6)	(21.5)	(18.5)	24.2%	(97.3)	(88.1)	9.5%
Amortization of DAC and VOBA	17.9	20.0	19.8	14.9	19.4	8.4%	55.6	74.1	33.3%

Net Operating and Acquisition Expenses	$77.2	$73.3	$69.5	$74.5	$80.2	3.9%	$284.5	$297.4	4.5%

General and administrative expenses - basis
points on account values - Annualized (1)	77	64	60	71	68	(9)	75	66	(9)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$420.1	$454.9	$517.2	$564.0	$503.8		$304.1	$454.9
Deferral	24.4	25.5	22.6	21.5	18.5		97.3	88.1
Amortization	(17.9)	(20.0)	(19.8)	(14.9)	(19.4)		(55.6)	(74.1)
Included in Total Operating Expenses	6.6	5.5	2.7	6.6	(0.9)		41.8	13.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.9)	(4.4)	(6.1)	(2.0)	(0.2)		(16.8)	(12.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	32.1	61.2	50.2	(64.8)	(5.1)		125.8	41.5
Business acquired	-	-	-	-	-		-	-
Other	-	-	-	-	-		-	-
Balance at end of period	$454.9	$517.2	$564.0	$503.8	$497.6		$454.9	$497.6

(1) Includes distribution costs.

12/31/2006							PAGE 21
Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$10.686	$11.009	$11.033	$11.050	$11.061	3.5%	$10.837	$11.009	1.6%
Gross deposits (1)	0.240	0.253	0.242	0.268	0.183	-23.8%	1.083	0.946	-12.6%
Withdrawals & deaths	(0.342)	(0.328)	(0.345)	(0.426)	(0.340)	0.6%	(1.463)	(1.439)	1.6%
Net flows	(0.103)	(0.075)	(0.103)	(0.159)	(0.157)	-52.4%	(0.380)	(0.493)	-29.9%
Transfer from (to) variable annuities	0.318	0.014	0.030	0.049	(0.011)	NM	0.143	0.082	NM
Interest credited	0.108	0.085	0.090	0.121	0.112	3.7%	0.408	0.408	-
Fixed Annuities - Balance at End of Period (2)	$11.009	$11.033	$11.050	$11.061	$11.006	-	$11.009	$11.006	-

Variable Annuities - Balance at Beginning of Period	$15.293	$15.692	$16.454	$16.144	$16.530	8.1%	$14.576	$15.692	7.7%
Gross deposits (1)	0.616	0.669	0.714	0.583	0.559	-9.3%	2.254	2.525	12.0%
Withdrawals & deaths	(0.553)	(0.676)	(0.647)	(0.565)	(0.669)	-21.0%	(2.110)	(2.557)	-21.2%
Net flows	0.062	(0.006)	0.067	0.018	(0.110)	NM	0.144	(0.032)	NM
Transfer from (to) fixed annuities	(0.011)	(0.015)	(0.032)	(0.046)	0.008	172.7%	(0.132)	(0.084)	36.1%
Investment increase & change in market value	0.348	0.783	(0.345)	0.414	1.047	200.9%	1.104	1.899	71.9%
Variable Annuities - Balance at End of Period (3)	$15.692	$16.454	$16.144	$16.530	$17.475	11.4%	$15.692	$17.475	11.4%

Total Annuities - Balance at Beginning of Period	$25.979	$26.701	$27.487	$27.194	$27.591	6.2%	$25.413	$26.701	5.1%
Gross Deposits (1)	0.856	0.923	0.955	0.851	0.742	-13.3%	3.337	3.471	4.0%
Withdrawals & deaths	(0.896)	(1.004)	(0.992)	(0.992)	(1.009)	-12.6%	(3.573)	(3.996)	-11.8%
Net flows	(0.040)	(0.081)	(0.036)	(0.141)	(0.267)	NM	(0.236)	(0.525)	NM
Transfers	0.306	(0.001)	(0.002)	0.003	(0.002)	NM	0.011	(0.002)	NM
Interest credited & change in market value	0.456	0.867	(0.255)	0.535	1.160	154.4%	1.513	2.307	52.5%
Total Annuities - Balance at End of Period	$26.701	$27.487	$27.194	$27.591	$28.482	6.7%	$26.701	$28.482	6.7%

Alliance Mutual Funds - Balance at Beginning of Period	$3.672	$3.772	$4.248	$4.330	$4.636	26.3%	$2.861	$3.772	31.8%
Plan/Participant Rollovers	0.063	0.125	0.021	0.057	0.168	166.7%	0.422	0.371	-12.2%
Additional contributions	0.160	0.193	0.183	0.178	0.189	18.1%	0.644	0.743	15.4%
Gross deposits	0.223	0.318	0.204	0.235	0.357	60.1%	1.066	1.113	4.5%
Withdrawals & deaths	(0.208)	(0.056)	(0.054)	(0.057)	(0.079)	62.0%	(0.410)	(0.247)	39.8%
Net flows	0.014	0.262	0.150	0.178	0.277	NM	0.656	0.866	32.2%
Transfers	(0.003)	0.005	-	(0.015)	0.003	200.0%	(0.007)	(0.007)	NM
Interest credited & change in market value	0.088	0.209	(0.068)	0.143	0.259	194.3%	0.262	0.543	107.2%
Total Alliance Mutual Funds - Balance at End of Period (4)	$3.772	$4.248	$4.330	$4.636	$5.175	37.2%	$3.772	$5.175	37.2%

Total Defined Contribution Segment Account Values-
including Alliance Mutual Funds
Balance at Beginning of Period	$29.651	$30.473	$31.735	$31.524	$32.227	8.7%	$28.274	$30.473	7.8%
Gross deposits (1)	1.078	1.241	1.159	1.086	1.099	1.9%	4.403	4.585	4.1%
Withdrawals & deaths	(1.104)	(1.060)	(1.045)	(1.049)	(1.089)	1.4%	(3.983)	(4.243)	-6.5%
Net flows	(0.026)	0.181	0.114	0.037	0.010	138.5%	0.419	0.342	-18.6%
Transfers	0.304	0.005	(0.002)	(0.012)	0.000	-100.0%	0.005	(0.009)	NM
Interest credited & change in market value	0.544	1.077	(0.322)	0.677	1.419	160.8%	1.775	2.850	60.6%
Total Defined Contribution Segment Account Values-
Balance at End of Period	$30.473	$31.735	$31.524	$32.227	$33.656	10.4%	$30.473	$33.656	10.4%

Variable Annuities Under Agreement - Included above	0.019	0.018	0.017	0.017	0.017	-10.5%	0.019	0.017	-10.5%

Incremental Deposits (5) :
Fixed Annuities	$0.200	$0.254	$0.226	$0.253	$0.173	-13.5%	$1.020	$0.905	-11.3%
Variable Annuities	0.614	0.654	0.709	0.576	0.551	-10.3%	2.245	2.490	10.9%
Total Annuities Incremental Deposits	0.814	0.908	0.935	0.829	0.724	-11.1%	3.265	3.395	4.0%
Total Alliance Mutual Funds Incremental Deposits	0.223	0.318	0.204	0.235	0.357	60.1%	1.066	1.114	4.5%
Total Defined Contribution Incremental Deposits	$1.036	$1.226	$1.139	$1.064	$1.080	4.2%	$4.331	$4.509	4.1%

Note: Certain reclassifications have been made to properly distinguish between Fixed and Variable products.
(1) Gross deposits for the second quarter and full year 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the

LNC employee plan as a result of the merger.
(2) Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.
(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

12/31/2006							PAGE 22
Employer Markets - Defined Contribution
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.152	$0.135	$0.121	$0.157	$0.093	-38.8%	$0.563	$0.506	-10.1%
Withdrawals	(0.190)	(0.108)	(0.114)	(0.162)	(0.118)	37.9%	(0.679)	(0.501)	26.2%
Net Flows	$(0.039)	$0.027	$0.008	$(0.005)	$(0.024)	38.5%	$(0.116)	$0.005	NM

Fixed Contract Account Values	$4.654	$4.690	$4.717	$4.758	$4.797	3.1%	$4.654	$4.797	3.1%

Fixed Portion of Variable Contracts
Deposits	$0.088	$0.118	$0.120	$0.111	$0.090	2.3%	$0.520	$0.440	-15.4%
Withdrawals	(0.152)	(0.220)	(0.231)	(0.265)	(0.222)	-46.1%	(0.784)	(0.938)	-19.6%
Net Flows	$(0.064)	$(0.102)	$(0.111)	$(0.154)	$(0.132)	NM	$(0.264)	$(0.499)	-89.0%

Fixed Portion of Variable Contract Account Values	$6.355	$6.343	$6.333	$6.303	$6.210	-2.3%	$6.355	$6.210	-2.3%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.704	$0.788	$0.834	$0.694	$0.649	-7.8%	$2.774	$2.965	6.9%
Withdrawals	(0.705)	(0.896)	(0.878)	(0.830)	(0.891)	-26.4%	(2.894)	(3.495)	-20.8%
Net Flows	$(0.002)	$(0.108)	$(0.044)	$(0.136)	$(0.242)	NM	$(0.121)	$(0.530)	NM

Variable Contract Account Values	$22.047	$22.797	$22.477	$22.833	$23.685	7.4%	$22.047	$23.685	7.4%

Average Daily Variable Annuity Account Values	$15.323	$16.177	$16.270	$16.116	$17.164	12.0%	$14.782	$16.432	11.2%

Total Annuity based Retirement Plan Product Spread Information (2)						Change (Basis Point)			Change (Basis Point)
Net investment income (3)	6.36%	6.34%	6.31%	6.39%	6.23%	(13)	6.29%	6.32%	3
Interest credited to policyholders	3.67%	3.66%	3.73%	3.76%	3.79%	12	3.69%	3.73%	4
Spread (3)	2.69%	2.68%	2.58%	2.63%	2.44%	(25)	2.60%	2.59%	(1)

Note: Certain reclassifications have been made to properly distinguish between Fixed and Variable products.
(1) Gross deposits for the second quarter and full year 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 4 bps in the 4th quarter of 2006, 13 bps in the 3rd quarter of 2006, 12 bps in the 2nd quarter of 2006, 15 bps in the 1st quarter of 2006 and 17 bps in the 4th quarter of 2005.

12/31/2006							PAGE 23
Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$0.7	$1.1	$0.0	$0.3	$3.3	NM	$8.6	$4.7	-45.3%
Surrender charges	0.0	0.0	0.0	0.0	0.0	NM	(0.4)	0.0	NM
Mortality assessments	2.5	2.8	8.5	7.2	8.5	240.0%	8.9	27.0	203.4%
Expense assessments	6.1	3.3	4.9	4.5	5.5	-9.8%	18.6	18.1	-2.7%
Net investment income	51.0	48.7	86.5	91.0	90.5	77.5%	186.7	316.6	69.6%
Other revenue and fees	1.3	1.4	1.3	1.3	1.3		5.1	5.3	3.9%
Total Operating Revenue	61.6	57.2	101.2	104.3	109.1	77.1%	227.4	371.8	63.5%

Operating Expenses
Insurance benefits	31.2	32.8	30.4	35.6	39.7	27.2%	133.7	138.5	3.6%
Interest credited to contractholder funds	9.5	9.3	40.2	39.9	42.0	NM	38.8	131.4	238.7%
Operating and acquisition expenses	7.3	4.6	7.2	11.7	9.1	24.7%	29.2	32.5	11.3%
Total Operating Expenses	48.0	46.7	77.7	87.2	90.8	89.2%	201.7	302.3	49.9%

Income from operations before Federal income taxes	13.6	10.5	23.5	17.1	18.3	34.6%	25.7	69.4	170.0%

Federal income taxes	4.1	3.0	7.3	4.3	5.6	36.6%	6.1	20.2	231.1%

Income from Operations	$9.5	$7.5	$16.2	$12.8	$12.7	33.7%	$19.6	$49.2	151.0%

Effective tax rate	30.0%	28.5%	31.0%	25.2%	30.7%		23.6%	29.1%

Average equity	$321.8	$334.5	$524.8	$519.8	$528.2		$297.7	$476.8
Return on average equity	11.8%	9.0%	12.4%	9.8%	9.6%		6.6%	10.3%

Operating and Acquisition Expenses
Commissions	$5.1	$5.1	$8.1	$7.1	$11.2	119.6%	$22.0	$31.5	43.2%
General and administrative expenses	5.0	3.7	2.8	6.2	4.8	-4.0%	19.0	17.5	-7.9%
Taxes, licenses and fees	1.0	1.1	1.3	1.4	1.3	30.0%	4.5	5.0	11.1%
Total commissions and expenses incurred	11.1	9.9	12.2	14.6	17.3	55.9%	45.4	54.0	18.9%
Less: commissions and expenses capitalized	(5.1)	(5.7)	(8.0)	(6.7)	(10.9)	NM	(23.1)	(31.4)	-35.9%
Amortization of DAC and VOBA	1.3	0.3	2.9	3.8	2.8	115.4%	6.9	9.8	42.0%

Net Operating and Acquisition Expenses	$7.3	$4.5	$7.2	$11.7	$9.1	24.7%	$29.2	$32.5	11.3%

General and administrative expenses - basis
points on account values - Annualized (1)	49	36	16	36	27	(22)	47	28	(19)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$109.8	$113.6	$119.0	$274.1	$258.0		$97.3	$113.6
Deferral	5.1	5.7	8.0	6.7	10.9		23.1	31.4
Amortization	(1.3)	(0.3)	(2.9)	(3.8)	(2.8)		(6.9)	(9.8)
Included in Total Operating Expenses	3.8	5.4	5.1	2.9	8.2		16.2	21.6
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	(0.7)	(0.8)		-	(1.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	-	7.6	(18.3)	(0.1)		-	(10.9)
Business acquired	-	-	142.5	-	-		-	142.5
Other	-	-	-	-	-		(0.0)	-
Balance at end of period	$113.6	$119.0	$274.1	$258.0	$265.3		$113.6	$265.3

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$16.9	$17.9	$18.9	$19.7	$20.3		$15.5	$17.9
Deferral	1.2	1.0	1.0	0.9	1.5		3.9	4.4
Amortization	(0.3)	(0.0)	(0.2)	(0.3)	(0.2)		(1.5)	(0.7)
Included in Income from Operations	0.9	1.0	0.8	0.6	1.4		2.4	3.8
Balance at end of period	$17.9	$18.9	$19.7	$20.3	$21.7		$17.9	$21.7

(1) Includes distribution costs.

12/31/2006							PAGE 24
Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
COLI/BOLI- Balance Beginning-of-Period	$1.256	$1.318	$1.387	$4.228	$4.252	238.5%	$1.122	$1.318	17.5%
Business acquired	-	-	2.795	-	-	NM	-	2.795	NM
Deposits	0.052	0.047	0.077	0.058	0.085	63.5%	0.209	0.267	27.8%
Withdrawals & deaths	(0.002)	(0.007)	(0.042)	(0.069)	(0.092)	NM	(0.048)	(0.210)	NM
Net flows	0.049	0.039	0.035	(0.011)	(0.007)	NM	0.161	0.057	-64.6%
Policyholder assessments	(0.011)	(0.009)	(0.017)	(0.016)	(0.019)	-72.7%	(0.035)	(0.060)	-71.4%
Interest credited and change in market value	0.023	0.038	0.028	0.051	0.079	243.5%	0.070	0.196	180.0%
COLI/BOLI-Balance End-of-Period	$1.318	$1.387	$4.228	$4.252	$4.305	226.6%	$1.318	$4.305	226.6%

COLI/BOLI In-Force	$7.729	$7.979	$15.373	$15.342	$15.645	102.4%	$7.729	$15.645	102.4%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.737	$2.753	$2.707	$2.711	$2.720	-0.6%	$2.737	$2.720	-0.6%

12/31/2006							PAGE 25
Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$-	$-	$328.9	$304.1	$315.9	NM	$-	$949.0	NM
Net investment income	-	-	25.1	27.1	28.0	NM	-	80.2	NM
Other revenue and fees	-	-	0.8	0.9	0.8	NM	-	2.5	NM
Total Operating Revenue	-	-	354.9	332.1	344.8	NM	-	1,031.8	NM
			(0.0)	(0.0)	(0.0)
Operating Expenses
Insurance benefits	-	-	226.0	213.3	224.0	NM	-	663.3	NM
Operating and acquisition expenses	-	-	72.0	74.6	69.6	NM	-	216.2	NM
Total Operating Expenses	-	-	297.9	287.9	293.6	NM	-	879.5	NM

Income from operations before Federal income taxes	-	-	56.9	44.2	51.2	NM	-	152.3	NM

Federal income taxes	-	-	19.9	15.5	17.9	NM	-	53.3	NM

Income from Operations	$-	$-	$37.0	$28.8	$33.2	NM	$-	$99.0	NM

Effective tax rate			35.0%	35.0%	35.0%			35.0%

Average equity			$861.0	$896.8	$913.4			$890.4
Return on average equity			17.2%	12.8%	14.6%			14.8%

Operating and Acquisition Expenses
Commissions	$-	$-	$37.3	$36.0	$36.8	NM	$-	$110.1	NM
General and administrative expenses	-	-	31.9	35.5	37.5	NM	-	104.8	NM
Taxes, licenses and fees	-	-	8.0	7.8	6.9	NM	-	22.6	NM
Total commissions and expenses incurred	-	-	77.1	79.3	81.2	NM	-	237.6	NM
Less commissions and expenses capitalized	-	-	(11.2)	(11.3)	(14.8)	NM	-	(37.2)	NM
Amortization of DAC and VOBA	-	-	6.0	6.6	3.2	NM	-	15.9	NM

Net Operating and Acquisition Expenses	$-	$-	$72.0	$74.6	$69.6	NM	$-	$216.2	NM

General and administrative expenses as a
percentage of premiums	-	-	9.7%	11.7%	11.9%	NM	-	11.0%	NM

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$-	$-	$-	$121.4	$126.1		$-	$-
Deferral	-	-	11.2	11.3	14.8		-	37.2
Amortization	-	-	(6.0)	(6.6)	(3.2)		-	(15.9)
Included in Total Operating Expenses	-	-	5.2	4.7	11.5		-	21.4
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Business acquired	-	-	116.2	-	-		-	116.2
Other	-	-	-	-	-		-	-
Balance at end of period	$-	$-	$121.4	$126.1	$137.6		$-	$137.6

12/31/2006							PAGE 26
Employer Markets - Group Protection
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Annualized Sales
Life	$-	$-	$15.3	$19.4	$43.1	NM	$-	$77.8	NM
Disability	-	-	22.9	24.7	56.9	NM	-	104.5	NM
Dental	-	-	7.1	6.1	13.1	NM	-	26.4	NM

Premiums:
Life	$-	$-	$111.6	$109.9	$112.5	NM	$-	$334.0	NM
Disability	-	-	134.0	134.8	138.5	NM	-	407.2	NM
Dental	-	-	31.4	31.7	31.8	NM	-	94.9	NM
Other	-	-	51.9	27.8	33.2	NM	-	112.8	NM

Total	$-	$-	$328.9	$304.1	$315.9	NM	$-	$949.0	NM
					0.0			(0.046)
Product Line Results:
Life	$-	$-	$13.5	$9.8	$13.6	NM	$-	$36.9	NM
Disability	-	-	21.1	16.1	15.5	NM	-	52.7	NM
Dental	-	-	1.4	2.2	3.0	NM	-	6.6	NM
Other	-	-	1.0	0.7	1.1	NM	-	2.8	NM

Total	$-	$-	$37.0	$28.8	$33.2	NM	$-	$99.0	NM
					0.0			0.018
Loss Ratios:
Life	-	-	67.8%	72.3%	69.0%	NM	-	69.7%	NM
Disability	-	-	59.4%	64.5%	69.3%	NM	-	64.4%	NM
Dental	-	-	76.3%	71.7%	68.7%	NM	-	72.2%	NM

Combined loss ratios	-	-	64.7%	68.4%	69.1%	NM	-	67.4%	NM

12/31/2006							PAGE 27
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Investment advisory fees - External	$70.9	$77.8	$81.2	$82.4	$86.5	22.0%	$255.8	$327.8	28.1%
Investment advisory fees - Insurance-related	24.5	25.1	23.5	23.7	24.7	0.8%	98.8	97.0	-1.8%
Other revenue and fees	32.5	36.7	30.0	34.3	37.7	16.0%	120.6	138.7	15.0%
Operating Revenue	127.9	139.6	134.7	140.4	148.9	16.4%	475.3	563.5	18.6%

Operating Expenses
Operating and administrative expenses	114.4	116.1	116.4	120.3	126.2	10.3%	449.0	478.9	6.7%
Total Operating Expenses	114.4	116.1	116.4	120.3	126.2	10.3%	449.0	478.9	6.7%

Income (Loss) from operations before Federal income taxes	13.5	23.5	18.3	20.1	22.7	68.1%	26.3	84.5	221.3%

Federal income taxes	4.6	8.2	6.3	6.7	8.3	80.4%	9.5	29.4	209.5%

Income (Loss) from Operations	$8.9	$15.3	$12.0	$13.4	$14.4	61.8%	$16.8	$55.1	228.0%

Effective tax rate	34.1%	34.9%	34.4%	33.1%	36.5%		36.1%	34.8%

Pre-tax Operating Margin (1)	10.6%	16.8%	13.6%	14.3%	15.2%		5.5%	15.0%
After-tax Operating Margin (2)	7.0%	11.0%	8.9%	9.6%	9.7%		3.5%	9.8%

Operating and Acquisition Expenses
General and administrative expenses	$97.8	$96.1	$99.4	$104.2	$109.1	11.6%	$384.9	$408.8	6.2%
Depreciation and amortization	2.0	2.2	2.4	2.2	2.4	20.0%	8.7	9.3	6.9%
Sub-advisory fees	10.1	11.0	10.6	9.8	9.8	-3.0%	37.3	41.2	10.5%
Total general and administrative expenses	109.9	109.3	112.4	116.2	121.3	10.4%	430.9	459.2	6.6%
Taxes, licenses and fees	2.6	4.8	2.4	2.7	3.5	34.6%	10.4	13.4	28.8%
Amortization of intangibles	2.0	2.0	1.6	1.4	1.4	-30.0%	7.8	6.3	-19.2%
Total expenses incurred	$114.4	$116.1	$116.4	$120.3	$126.2	10.3%	$449.0	$478.9	6.7%

(1) Pre-tax operating margin is calculated as Income (Loss) from Operations before Federal income taxes divided by Operating Revenue.
(2) After-tax operating margin is calculated as Income (Loss) from Operations divided by Operating Revenue.

12/31/2006							PAGE 28
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Retail Fixed - Balance-Beginning-of-Period	$9.371	$9.625	$9.761	$10.007	$10.522	12.3%	$8.457	$9.625	13.8%
Sales (1)	0.965	0.951	1.034	0.981	1.091	13.1%	3.718	4.057	9.1%
Redemptions	(0.779)	(0.805)	(0.824)	(0.810)	(0.859)	-10.3%	(2.764)	(3.298)	-19.3%
Transfers	0.026	(0.056)	0.030	0.012	0.028	7.7%	0.011	0.014	27.3%
Net Flows	0.212	0.089	0.240	0.183	0.261	23.1%	0.965	0.773	-19.9%
Net investment gains and change in market value	0.043	0.046	0.007	0.332	0.211	NM	0.203	0.595	193.1%
Balance at End-of-Period	$9.625	$9.761	$10.007	$10.522	$10.993	14.2%	$9.625	$10.993	14.2%

Retail Equity - Balance-Beginning-of-Period	$30.988	$32.732	$36.500	$36.035	$36.954	19.3%	$24.278	$32.732	34.8%
Sales (1)	2.664	3.069	2.249	1.516	2.101	-21.1%	11.383	8.935	-21.5%
Redemptions	(1.700)	(1.840)	(2.134)	(1.984)	(2.472)	-45.4%	(5.707)	(8.430)	-47.7%
Transfers	(0.027)	(0.013)	(0.032)	(0.016)	(0.030)	-11.1%	(0.198)	(0.091)	54.0%
Net Flows	0.936	1.216	0.082	(0.483)	(0.401)	NM	5.477	0.414	-92.4%
Net investment gains and change in market value	0.807	2.552	(0.547)	1.402	3.074	280.9%	2.977	6.481	117.7%
Balance at End-of-Period	$32.732	$36.500	$36.035	$36.954	$39.627	21.1%	$32.732	$39.627	21.1%

Total Retail - Balance-Beginning-of-Period	$40.359	$42.357	$46.261	$46.042	$47.476	17.6%	$32.735	$42.357	29.4%
Retail sales-Annuities	0.713	0.885	0.869	0.960	0.932	30.7%	2.768	3.647	31.8%
Retail sales-Mutual Funds	1.657	1.329	1.370	1.151	1.768	6.7%	5.994	5.617	-6.3%
Retail sales-Managed Accounts & Other	1.260	1.806	1.043	0.386	0.493	-60.9%	6.339	3.728	-41.2%
Total Retail Sales	3.629	4.019	3.282	2.497	3.192	-12.0%	15.101	12.991	-14.0%
Redemptions	(2.479)	(2.645)	(2.959)	(2.794)	(3.330)	-34.3%	(8.472)	(11.728)	-38.4%
Transfers	(0.002)	(0.069)	(0.002)	(0.003)	(0.002)		(0.187)	(0.077)	58.8%
Net Flows	1.148	1.305	0.322	(0.300)	(0.140)	NM	6.442	1.187	-81.6%
Net investment gains and change in market value	0.850	2.598	(0.540)	1.733	3.285	286.5%	3.180	7.077	122.5%
Balance at End-of-Period	$42.357	$46.261	$46.042	$47.476	$50.620	19.5%	$42.357	$50.620	19.5%

Institutional Fixed - Balance-Beginning-of-Period	$13.964	$14.699	$17.262	$18.154	$19.387	38.8%	$11.547	$14.699	27.3%
Inflows (1)	1.175	3.080	1.634	1.133	3.644	210.1%	5.214	9.490	82.0%
Withdrawals/terminations	(0.483)	(0.447)	(0.750)	(0.516)	(0.487)	-0.8%	(2.209)	(2.200)	0.4%
Transfers	(0.001)	0.002	0.008	(0.002)	0.001	NM	(0.006)	0.010	NM
Net Flows	0.691	2.636	0.892	0.615	3.157	NM	2.998	7.300	143.5%
Net investment gains and change in market value	0.044	(0.074)	0.001	0.618	0.297	NM	0.154	0.842	NM
Balance at End-of-Period	$14.699	$17.262	$18.154	$19.387	$22.841	55.4%	$14.699	$22.841	55.4%

Institutional Equity - Balance-Beginning-of-Period	$18.951	$20.576	$22.906	$21.729	$22.649	19.5%	$12.849	$20.576	60.1%
Inflows (1)	3.658	1.964	1.130	1.274	1.244	-66.0%	11.089	5.612	-49.4%
Withdrawals/terminations	(2.617)	(1.008)	(1.327)	(0.844)	(1.734)	33.7%	(5.167)	(4.913)	4.9%
Transfers	0.001	0.000	(0.008)	0.001	(0.001)	NM	(0.142)	(0.007)	95.1%
Net Flows	1.041	0.956	(0.205)	0.431	(0.490)	NM	5.780	0.691	-88.0%
Net investment gains and change in market value	0.584	1.373	(0.971)	0.489	1.687	188.9%	1.948	2.578	32.3%
Balance at End-of-Period	$20.576	$22.906	$21.729	$22.649	$23.845	15.9%	$20.576	$23.845	15.9%

Total Institutional - Balance-Beginning-of-Period	$32.915	$35.276	$40.167	$39.883	$42.035	27.7%	$24.396	$35.276	44.6%
Inflows	4.833	5.044	2.764	2.406	4.888	1.1%	16.302	15.102	-7.4%
Withdrawals/terminations	(3.100)	(1.454)	(2.078)	(1.360)	(2.221)	28.4%	(7.376)	(7.113)	3.6%
Transfers	(0.001)	0.003	0.000	(0.000)	(0.000)	100.0%	(0.148)	0.002	NM
Net Flows	1.733	3.592	0.687	1.046	2.666	53.8%	8.778	7.991	-9.0%
Net investment gains and change in market value	0.629	1.299	(0.971)	1.107	1.984	215.4%	2.101	3.419	62.7%
Balance at End-of-Period	$35.276	$40.167	$39.883	$42.035	$46.686	32.3%	$35.276	$46.686	32.3%

Total Retail and Institutional - At End-of-Period	$77.633	$86.428	$85.926	$89.511	$97.307	25.3%	$77.633	$97.307	25.3%

General Account Assets-End-of-Period (2)	$43.086	$41.995	$65.637	$67.410	$67.066	55.7%	$43.086	$67.066	55.7%

Total Assets Under Management
At End-of-Period	$120.719	$128.423	$151.563	$156.921	$164.373	36.2%	$120.719	$164.373	36.2%

Total Retail and Institutional - Net Flows	$2.881	$4.898	$1.008	$0.745	$2.526	-12.3%	$15.220	$9.177	-39.7%

Subadvised Assets, included in Assets
Under Management above
Retail	$15.388	$17.320	$16.899	$16.421	$18.023	17.1%	$15.388	$18.023	17.1%
Institutional	5.114	5.608	4.593	4.560	4.648	-9.1%	5.114	4.648	-9.1%
Total Subadvised Assets	$20.503	$22.928	$21.491	$20.982	$22.671	10.6%	$20.503	$22.671	10.6%

(1) Sales and in-flows include dividend reinvestments.
(2) Balances reflect $26.1 billion of assets assumed as a result of the merger with Jefferson-Pilot on April 4, 2006.

12/31/2006									PAGE 29
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$15.4	$16.6	$19.9	$21.1	$21.0	36.4%	$63.3	$78.6	24.2%
Mortality assessments	7.3	7.8	8.9	8.7	9.0	23.3%	34.8	34.4	-1.1%
Expense assessments	22.0	28.0	34.7	23.9	36.8	67.3%	141.6	123.5	-12.8%
Net investment income	17.8	17.0	17.8	18.6	18.0	1.1%	78.6	71.4	-9.2%
Other revenue and fees	-	0.1	-	-	-	NM	0.1	0.1	-
Total Operating Revenue	62.6	69.5	81.4	72.3	84.8	35.5%	318.4	308.0	-3.3%

Operating Expenses
Insurance benefits	27.5	25.4	27.5	25.0	30.4	10.5%	116.0	108.2	-6.7%
Operating and acquisition expenses	14.3	27.6	38.9	34.5	39.1	173.4%	135.7	140.0	3.2%
Total Operating Expenses	41.8	53.0	66.3	59.5	69.5	66.3%	251.8	248.2	-1.4%

Income from operations before Federal income taxes	20.8	16.5	15.1	12.8	15.3	-26.4%	66.6	59.8	-10.2%

Federal income taxes	7.2	5.8	5.2	4.5	5.4	-25.0%	23.3	20.9	-10.3%

Income from Operations	$13.6	$10.7	$9.9	$8.3	$9.9	-27.2%	$43.3	$38.9	-10.2%

Effective tax rate on
Income from Operations	34.7%	35.1%	34.4%	35.2%	35.3%		35.0%	34.9%

Average equity	$447.8	$427.0	$417.8	$406.0	$392.3		$446.8	$410.8
Return on average equity	12.1%	10.0%	9.5%	8.2%	10.1%		9.7%	9.5%

Operating and Acquisition Expenses

Commissions	$0.1	$0.9	$1.1	$1.4	$1.1	NM	$2.3	$4.5	95.7%
General and administrative expenses	24.2	22.7	23.9	25.1	27.9	15.3%	98.3	99.5	1.2%
Total commissions and expenses incurred	24.3	23.6	25.0	26.4	29.0	19.3%	100.6	104.0	3.4%
Less: commissions and expenses capitalized	(0.7)	(0.5)	(0.1)	(0.6)	(0.7)		(2.8)	(1.9)	32.1%
Amortization of DAC and VOBA	(9.3)	4.5	13.9	8.7	10.8	216.1%	37.9	37.9
									NM
Net Operating and Acquisition Expenses	$14.3	$27.6	$38.9	$34.5	$39.1	173.4%	$135.7	$140.0	3.2%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$753.5	$743.4	$747.2	$781.7	$783.4		$867.0	$743.4
Deferral	0.7	0.5	0.1	0.6	0.7		2.8	1.9
Amortization	9.3	(4.5)	(13.9)	(8.7)	(10.8)		(37.9)	(37.9)
Included in Total Benefits and Expenses	10.0	(4.0)	(13.8)	(8.0)	(10.1)		(35.1)	(36.0)
Foreign currency translation adjustment	(20.0)	7.7	48.3	9.7	35.7		(88.5)	101.5
Balance at end of period	$743.4	$747.2	$781.7	$783.4	$809.0		$743.4	$809.0

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$365.8	$363.1	$364.5	$381.2	$392.8		$437.5	$363.1
Deferral	0.7	1.0	0.5	0.8	0.6		4.2	3.0
Amortization	6.0	(3.4)	(7.4)	6.1	(6.8)		(34.8)	(11.6)
Included in Income from Operations	6.7	(2.4)	(6.9)	6.9	(6.2)		(30.6)	(8.5)
Foreign currency translation adjustment	(9.5)	3.8	23.6	4.7	17.9		(43.9)	49.9
Balance at end of period	$363.1	$364.5	$381.2	$392.8	$404.5		$363.1	$404.5

12/31/2006									PAGE 30
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Unit Linked Assets
Balance-Beg-of-Period	$7.180	$7.320	$7.754	$7.857	$8.118	13.1%	$7.186	$7.320	1.9%

Deposits	0.156	0.069	0.073	0.105	0.071	-54.5%	0.389	0.318	-18.3%
Withdrawals (including charges) and Deaths	(0.178)	(0.186)	(0.201)	(0.218)	(0.232)	-30.3%	(0.728)	(0.838)	-15.1%
Net Flows	(0.023)	(0.118)	(0.128)	(0.113)	(0.161)	NM	(0.339)	(0.520)	-53.4%
Investment income and change in market value	0.347	0.479	(0.267)	0.275	0.424	22.2%	1.243	0.911	-26.7%
Foreign Currency Adjustment	(0.184)	0.072	0.500	0.098	0.376	NM	(0.770)	1.046	NM
Unit Linked Assets - End-of-Period	$7.320	$7.754	$7.857	$8.118	$8.757	19.6%	$7.320	$8.757	19.6%

Individual Life In-force	$17.521	$17.744	$18.289	$18.464	$19.345	10.4%	$17.521	$19.345	10.4%

Exchange Rate - Dollars to Pounds
For-the-Period	1.747	1.754	1.829	1.878	1.930	10.5%	1.821	1.847	1.4%
End-of-Period	1.719	1.737	1.849	1.872	1.958	13.9%	1.719	1.958	13.9%

12/31/2006								PAGE 31
Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Operating Results
Communications revenues, net	$-	$-	$57.5	$59.8	$70.0	NM	$-	$187.4	NM
Cost of sales	-	-	7.6	10.3	15.2	NM	-	33.1	NM
Operating expenses	-	-	22.2	21.0	21.7	NM	-	65.0	NM
Station operating income	-	-	27.7	28.5	33.1	NM	-	89.2	NM
Depreciation and amortization	-	-	6.0	2.7	2.6	NM	-	11.3	NM
General and administrative expenses	-	-	1.8	1.4	1.2	NM	-	4.4	NM
Taxes, licenses and fees	-	-	-	1.5	1.8	NM	-	3.2	NM
Net interest expense and other	-	-	0.3	0.3	0.3	NM	-	0.9	NM

Income from operations before Federal income taxes	-	-	19.6	22.6	27.2	NM	-	69.4	NM

Federal income taxes	-	-	7.7	8.0	9.6	NM	-	25.3	NM

Income from Operations	$-	$-	$11.9	$14.6	$17.5	NM	$-	$44.0	NM

Effective tax rate on
Income from Operations			39.3%	35.4%	35.4%			36.5%

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change

Operating Revenue
Premiums	$0.1	$0.3	$0.3	$0.9	$3.8	NM	$1.0	$5.3	NM
Net investment income	40.3	39.6	72.1	59.6	53.1	31.8%	203.3	224.3	10.3%
Amortization of deferred gain on
indemnity reinsurance (2)	18.9	18.8	18.8	18.8	18.8	-0.5%	75.7	75.0	-0.9%
Other revenue and fees	(6.1)	(1.8)	(0.1)	(4.5)	(4.9)	19.7%	(6.1)	(11.3)	-85.2%
Inter-segment elimination of investment advisory fees	(24.5)	(25.1)	(23.5)	(23.3)	(25.2)	-2.9%	(98.8)	(96.9)	1.9%
Total Operating Revenue	28.9	31.7	67.6	51.4	45.6	57.8%	175.2	196.4	12.1%

Operating Expenses
Insurance benefits	(0.5)	1.6	4.1	3.9	7.3	NM	0.1	17.0	NM
Interest credited to contractholder funds	34.5	33.9	36.5	36.1	37.1	7.5%	133.0	143.7	8.0%
Operating and acquisition expenses	2.4	(1.2)	28.5	(7.3)	33.8	NM	59.4	53.7	-9.6%
Taxes, licenses and fees	0.9	3.0	0.6	2.6	1.2	33.3%	4.3	7.4	72.1%
Interest	21.8	21.5	64.3	66.7	64.3	195.0%	87.2	216.9	148.7%
Inter-segment elimination of investment advisory fees	(24.5)	(25.1)	(23.5)	(23.3)	(25.2)	-2.9%	(98.8)	(96.9)	1.9%
Total Operating Expenses	34.6	33.7	110.6	78.8	118.6	242.8%	185.4	341.7	84.3%

Income (loss) from operations before Federal income taxes	(5.7)	(2.0)	(43.1)	(27.4)	(73.0)	NM	(10.2)	(145.4)	NM

Federal income taxes (3)	(15.4)	(2.2)	(17.0)	(15.9)	(34.5)	NM	(64.5)	(69.5)	-7.8%

Income (loss) from Operations	$9.6	$0.1	$(26.1)	$(11.5)	$(38.4)	NM	$54.3	$(75.8)	NM

(1) Includes eliminations of intercompany transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(3) Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $5.7 million in the 1st quarter of 2005, $23.5 million in the 2nd quarter of 2005, $13.3 million in the 3rd quarter of 2005, $4.3 million in the 4th quarter of 2005, $46.8 million for the full year 2005

12/31/2006								PAGE 32
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2005	2006	2006	2006	2006	Change	2005	2006	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$0.486	$0.471	$0.872	$1.062	$1.100	126.3%	$1.987	$3.505	76.4%
Individual Markets - Variable Annuities	1.513	1.665	1.867	1.658	2.061	36.2%	5.539	7.251	30.9%
Individual Markets - Life Insurance	0.596	0.488	1.023	0.753	1.101	84.7%	2.030	3.365	65.8%
Employer Markets - Fixed Annuities	0.240	0.253	0.242	0.268	0.183	-23.8%	1.083	0.946	-12.7%
Employer Markets - Variable Products (1)	0.839	0.987	0.918	0.818	0.916	9.2%	3.320	3.639	9.6%
Employer Markets - Executive Benefits	0.052	0.047	0.077	0.058	0.085	63.5%	0.209	0.267	27.8%
Inv Mgmt - Annuities	0.713	0.885	0.869	0.960	0.932	30.7%	2.768	3.647	31.8%
Inv Mgmt - Mutual Funds	1.657	1.329	1.370	1.151	1.768	6.7%	5.994	5.617	-6.3%
Inv Mgmt - Managed Acct. & Other	1.260	1.806	1.043	0.386	0.493	-60.9%	6.339	3.728	-41.2%
Consolidating Adjustments	(0.617)	(0.481)	(0.773)	(0.817)	(0.833)	-35.0%	(2.435)	(2.905)	-19.3%
Total Gross Retail Deposits	6.737	7.449	7.509	6.297	7.805	15.9%	26.835	29.060	8.3%

Inv Mgmt - Institutional	4.833	5.044	2.764	2.406	4.888	1.1%	16.302	15.102	-7.4%
Consolidating Adjustments	(0.265)	(0.257)	(0.365)	(0.202)	(0.109)	58.9%	(1.030)	(0.933)	9.4%
Total Gross Deposits	$11.305	$12.236	$9.907	$8.501	$12.584	11.3%	$42.107	$43.229	2.7%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$8.607	$8.362	$17.384	$16.894	$16.733	94.4%	$8.607	$16.733	94.4%
Individual Markets - Variable Annuities	37.655	40.495	41.537	43.977	48.169	27.9%	37.655	48.169	27.9%
Individual Markets - Life Insurance	14.051	14.268	25.479	25.821	26.490	88.5%	14.051	26.490	88.5%
Employer Markets - Fixed Annuities	11.009	11.033	11.050	11.061	11.006	-	11.009	11.006	-
Employer Markets - Variable Products (1)	19.464	20.702	20.475	21.166	22.650	16.4%	19.464	22.650	16.4%
Employer Markets - Executive Benefits	1.318	1.387	4.228	4.252	4.305	226.6%	1.318	4.305	226.6%
Inv Mgmt - Annuities	13.287	13.998	13.577	14.129	15.151	14.0%	13.287	15.151	14.0%
Inv Mgmt - Mutual Funds	16.231	17.101	16.654	17.068	17.875	10.1%	16.231	17.875	10.1%
Inv Mgmt - Managed Acct. & Other	12.839	15.162	15.812	16.279	17.594	37.0%	12.839	17.594	37.0%
Consolidating Adjustments	(12.602)	(13.282)	(13.057)	(13.649)	(14.687)	-16.5%	(12.602)	(14.687)	-16.5%
Total Retail Account Balances	121.858	129.225	153.137	156.998	165.287	35.6%	121.858	165.287	35.6%

Inv Mgmt - Institutional	35.276	40.167	39.883	42.035	46.686	32.3%	35.276	46.686	32.3%
Consolidating Adjustments	(3.422)	(3.573)	(3.557)	(3.510)	(3.604)	-5.3%	(3.422)	(3.604)	-5.3%
Total Account Balances	$153.712	$165.820	$189.464	$195.524	$208.369	35.6%	$153.712	$208.369	35.6%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Year Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
For the Period Ended	2005	2006	2006	2006	2006	Change	2005	2006	Change

Individual Markets - Life	$0.400	$0.257	$0.548	$0.491	$0.727	81.8%	$1.195	$2.023	69.3%
Individual Markets - Annuities	0.767	0.770	0.699	0.304	0.892	16.3%	2.876	2.665	-7.3%
Employer Markets - Defined Contribution	(0.026)	0.181	0.114	0.037	0.010	138.5%	0.419	0.342	-18.4%
Employer Markets - Executive Benefits	0.049	0.039	0.035	(0.011)	(0.007)	NM	0.161	0.057	-64.6%
Investment Management - Retail	1.148	1.305	0.322	(0.300)	(0.140)	NM	6.442	1.187	-81.6%
Consolidating Adjustments	0.015	0.083	(0.009)	0.012	(0.092)	NM	0.051	(0.007)	NM
Total Retail Net Flows	2.354	2.635	1.709	0.532	1.390	-41.0%	11.144	6.266	-43.8%

Investment Management - Institutional	1.733	3.592	0.687	1.046	2.666	53.8%	8.778	7.991	-9.0%
Consolidating Adjustments	0.198	(0.039)	(0.047)	0.139	0.068	-65.7%	0.123	0.121	NM
Total Net Flows	$4.285	$6.188	$2.349	$1.717	$4.125	-3.7%	$20.045	$14.378	-28.3%

(1) Includes amounts attributable to Alliance program mutual fund net flows.
Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

12/31/2006					PAGE 33
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	Dec.	March	June	Sept.	Dec.	%
	2005	2006	2006	2006	2006	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$33.443	$32.893	$54.024	$55.825	$55.853	67.0%
Equity securities - available for sale	0.145	0.176	0.579	0.662	0.700	NM
Trading securities	3.246	3.190	3.109	3.172	3.036	-6.5%
Other investments	6.334	6.314	12.003	11.948	11.898	87.8%
Total LNC Investments	43.168	42.573	69.714	71.608	71.488	65.6%
Separate accounts	63.747	67.984	71.095	74.357	80.534	26.3%
Cash and invested cash	2.312	1.974	1.500	1.108	1.621	-29.9%
Total LNC	109.227	112.531	142.309	147.073	153.642	40.7%

Non-affiliate assets managed	62.528	70.464	70.185	73.227	79.881	27.8%

Total Assets Managed	$171.755	$182.995	$212.495	$220.300	$233.523	36.0%

Assets Managed by Advisor
Investment Management segment
(See page 28 for additional detail)	$77.633	$86.428	$85.926	$89.511	$97.307	25.3%
DLIA-Corp
(Assets managed internally-see page 28)	43.086	41.995	65.637	67.410	67.066	55.7%
Lincoln UK	8.562	8.986	9.171	9.440	10.108	18.1%
Domestic Policy Loans (excluding Lincoln UK)	1.858	1.856	2.712	2.720	2.755	48.3%
Non-LNC Affiliates	40.617	43.729	49.049	51.219	56.286	38.6%
Total Assets Managed	$171.755	$182.995	$212.495	$220.300	$233.523	36.0%

12/31/2006					PAGE 34
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	Dec.	March	June	Sept.	Dec.	%
	2005	2006	2006	2006	2006	Change

Net Investment Income

Fixed maturity AFS securities	$509.7	$513.7	$829.0	$824.8	$841.7	65.1%
Equity AFS securities	3.3	2.1	8.6	7.9	8.5	157.6%
Trading securities	48.7	49.7	49.4	49.2	48.6	-0.2%
Mortgage loans on real estate	75.1	67.2	135.0	137.8	128.5	71.1%
Real estate	5.6	9.1	13.2	13.3	20.6	267.9%
Policy loans	29.2	29.7	42.5	43.0	43.7	49.7%
Invested cash	19.2	22.8	22.2	33.0	15.6	-18.8%
Other investments	7.0	14.6	10.2	41.3	71.8	NM
Investment revenue	697.9	708.8	1,110.1	1,150.3	1,179.0	68.9%
Investment expense	(29.8)	(30.4)	(41.9)	(42.4)	(52.6)	-76.5%

Net Investment Income	$668.1	$678.3	$1,068.2	$1,107.9	$1,126.3	68.6%

Mean Invested Assets (Amortized Cost)	$44,035.2	$44,363.6	$70,933.3	$70,646.9	$70,451.4

Ratio of Net Invest Income Over Mean Invested Assets	6.07%	6.12%	6.02%	6.27%	6.39%

	Three Months Ended
	Dec.	March	June	Sept.	Dec.	%
	2005	2006	2006	2006	2006	Change
Realized Investment Gains (Losses)
Fixed maturities	$(5.6)	$4.4	$8.2	$6.7	$10.6	289.3%
Equity securities	2.2	0.2	(1.1)	-	-	NM
Other gains (losses), net	6.3	3.5	6.5	(5.5)	3.5	-44.4%
Policyholders' interest	(1.3)	(1.8)	(1.4)	2.0	7.6	NM
Capital gains expense	(2.3)	(2.4)	-	-	-	NM
Sale of affiliate	-	-	-	-	-	NM
Total pretax gains (losses)	(0.8)	3.9	12.2	3.1	21.7	NM
Amortization of DAC, VOBA and deferred
sales inducements	(8.8)	(10.9)	(18.9)	(8.9)	(8.9)	-1.1%
Income taxes	(3.3)	(2.9)	(3.0)	(1.7)	3.4	203.0%
Realized investment gains (losses), net of taxes	$(6.2)	$(4.2)	$(3.8)	$(4.1)	$9.4	251.6%

		As of December 31, 2006			As of December 31, 2005
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$58,889.8	98.8%		$36,687.1	99.6%
Fixed Maturity Sec (Amortized Cost)		57,725.8	98.9%		35,347.6	99.6%

Equity Securities (Fair Value)		700.2	1.2%		146.9	0.4%
Equity Securities (Amortized Cost)		656.8	1.1%		139.0	0.4%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			19.6%			23.4%
AA or better			28.1%			30.9%
BB or less			6.3%			7.4%

General Account Investments		As of December 31, 2006			As of December 31, 2005
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$45,489.4	81.4%		$25,860.7	77.3%
U.S. government bonds		263.4	0.5%		161.8	0.5%
Foreign government bonds		1,141.6	2.0%		1,203.3	3.6%
Mortgage backed securities		8,691.3	15.6%		5,951.2	17.8%
State and municipal bonds		159.4	0.3%		128.8	0.4%
Preferred stocks - redeemable		108.3	0.2%		137.4	0.4%
Total		$55,853.4	100.0%		$33,443.2	100.0%

	As of
	Dec.	March	June	Sept.	Dec.	%
	2005	2006	2006	2006	2006	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$33,443.2	$32,892.8	$54,024.1	$55,824.9	$55,853.4	67.0%
Equity	144.7	176.0	578.5	662.0	700.2	NM
Trading securities	3,246.0	3,190.1	3,109.0	3,172.5	3,036.3	-6.5%
Mortgage loans on real estate & real estate	3,845.3	3,766.5	8,169.7	8,004.5	7,805.6	103.0%
Policy loans	1,862.2	1,860.4	2,716.4	2,724.9	2,759.7	48.2%
Derivative Investments	174.7	199.3	279.6	349.4	415.3	137.7%
Other investments	452.2	488.2	837.0	869.3	917.1	102.8%
Total	$43,168.4	$42,573.2	$69,714.4	$71,607.5	$71,487.6	65.6%